UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08030

Name of Registrant: Royce Micro-Cap Trust, Inc.

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2012
Date of reporting period: January 1, 2013 – June 30, 2013

Item 1. Reports to Shareholders.

SEMIANNUAL
REVIEW AND REPORT
TO STOCKHOLDERS

Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust

www.roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies.

A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the Fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A Closed-End Fund Offers Several Distinct Advantages Not Available from an Open-End Fund Structure

•

Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•

In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•

A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.
•

Unlike Royce’s open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Each of the Funds has adopted a quarterly distribution policy for its common stock. Please see page 16-18 for more details.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

Why Dividend Reinvestment is Important
A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 11, 13, and 15. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 18 or visit our website at www.roycefunds.com.

Each of the Boards of Directors of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust have authorized a managed distribution policy (“MDP”) paying quarterly distributions at an annual rate of 5% of the average of the prior four quarter-end net asset values. With each distribution, the Funds will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

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Table of Contents

Semiannual Review

Performance Table	2

Letter to Our Stockholders	3

Postscript: Searching for Super Small-Cap Companies Through the Macro Noise	Inside Back Cover

Semiannual Report to Stockholders	9

For 40 years, we have used a value approach to invest in small-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow, and other measures of profitability or sound financial condition. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company or what we think the value of the company should be in the stock market.

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Performance Table

NAV Average Annual Total Returns				Through June 30, 2013

	Royce	Royce	Royce	Russell	Russell	Russell
	Value Trust	Micro-Cap Trust	Focus Trust	2000 Index	Microcap Index	2500 Index

Year-to-Date[1]	12.42%	13.43%	2.60%	15.86%	18.32%	15.42%

One-Year	24.64	25.00	14.40	24.21	25.38	25.61

Three-Year	16.17	17.06	10.57	18.67	18.28	19.57

Five-Year	6.24	7.39	1.45	8.77	8.53	9.21

10-Year	9.35	9.89	10.57	9.53	7.81	10.34

15-Year	8.39	8.92	8.90	6.60	n.a.	8.07

20-Year	10.30	n.a.	n.a.	8.88	n.a.	10.31

25-Year	10.87	n.a.	n.a.	9.34	n.a.	10.83

Since Inception	10.61	10.86	9.90	n.a.	n.a.	n.a.

Inception Date	11/26/86	12/14/93	11/1/96[2]	n.a.	n.a.	n.a.

[1] Not annualized
[2] Date Royce & Associates, LLC assumed investment management responsibility for the Fund.

Important Performance and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 Index is an index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 Index.

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Letter to Our Stockholders

Exile on Wall Street
The small-cap market reached peaks in July 2007 and April 2011 before surging to its most recent record highs. Surveying the small-cap landscape from the vantage points of these respective summits shows that each cycle (the second of which is still going on) has presented a difficult environment for active managers such as the parties penning this letter. This has been particularly true of the most recent period, which has seen solid results for the major small-cap indexes, ETFs, and other passive investment vehicles, while the active managers who once routinely outperformed all of them have achieved more muted results. The current phase has favored more defensive sectors and investments with high dividend yields, such as REITs and MLPs. Strong balance sheets and higher-quality metrics such as returns on invested capital (ROIC) have also been out of favor in this world of easy money and zero interest rates that tends to be more supportive of lower-quality businesses. And we have not even mentioned the flight to fixed income, which, along with the proliferation of ETFs, has been one of the most significant developments in the investment world during the last three-plus years.
     These events took shape in a market that has featured regular spasms of high volatility and periods of declining stock prices, some of them of a historically extreme nature. These are periods in which fundamentally driven active management approaches such as ours have historically proven their worth. That many of our portfolios struggled to preserve their value as effectively as they have done historically during the market downturns since the pre-crisis peak in July 2007 has been frustrating and humbling, to say the least. Yet investing is a routinely humbling business. This is not the first time (and almost certainly won’t be the last)
By buying out-of-favor companies and
rooting around beaten down sectors and
industries, we do things every day that
may not look particularly savvy to many
on Wall Street, at least in the short run.
After 40 years, we are used to doing
things according to our own principles
and long-term time frame and do not
mind being something akin to exiles on
Wall Street.

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Charles M. Royce, President

As it has for the past few years,
sentiment once again shifted
dramatically in the second quarter
and volatility returned to the
markets. However, unlike the
previous few years, it was the bond
market that felt the brunt of the
pain as speculation that the Federal
Reserve may soon pull back from
its unprecedented stimulus efforts
fueled a one percentage point jump
in 10-year Treasury yields during the
final two months of the quarter.

After gaining 12.4% in the first quarter
of 2013, the Russell 2000 Index
advanced 3.1% in the second quarter,
finishing the first half of the year with
a 15.9% gain. At the same time, the
CBOE Volatility Index (VIX), after
hitting a fresh 2013 low in March 2013,
spiked 33% in the second quarter—the
largest quarterly increase since
the third quarter of 2011.

In the span of one quarter, we have
transitioned from a world in which the
idea that interest rates would remain
indefinitely low to one in which the
shift back to a more normalized yield
environment is now center stage.

Continued on page 6...
Letter to Our Stockholders
in which we have endured a prolonged relative slump versus the small-cap market as a whole. But behind every contrarian, especially an out-of-sync one, is a disciplined investor. By buying out-of-favor companies and rooting around beaten down sectors and industries, we do things every day that may not look particularly savvy to many on Wall Street, at least in the short run. After 40 years, we are used to doing things according to our own principles and long-term time frame and do not mind being something akin to exiles on Wall Street.
     It should come as no surprise, then, that we are not persuaded—or even bothered—by those voices suggesting that active management has perhaps seen its day in the sun. With ETFs and high-frequency trading seemingly making markets that much more efficient, with so many investors disenchanted with equities, and with sustained periods of relative underperformance in the books, perhaps (so the argument runs) active managers should simply switch to indexing or find another line of work. To be sure, the last several years have given us little to crow about (while serving up plenty of crow to eat). However, we remain as enthusiastic as ever about active management in general and value-oriented small-cap investing in particular. To paraphrase Mark Twain, we find reports of the death of active management to be greatly exaggerated.
     So while lower-quality stocks have dominated the market and outperformed many of our holdings through the current cycle, we are undeterred in our conviction that well-run, cash-rich businesses with high returns on invested capital remain the best route to building long-term wealth. It is also important to remember that many stocks possessing these attributes have done very well on an absolute basis through the current cycle even as they have suffered in comparison to their more defensive or higher-yielding cohorts. Finally, we have already seen signs of a change in which we think the kind of higher-quality companies that we favor can assume a leadership role. There were encouraging signals in May and in the second half of 2012 that investors were giving more thought to fundamentals. In short, we are excited about the days ahead. We are bullish not only on stocks but, more important, on our specific approach to quality and active management.

Tumbling Dice
When 2012 drew to a close, we were equally optimistic. The second half of 2012 offered much that was good for what ailed quality-centric investors. The last few months in particular saw a brief resurgence of quality as many companies with strong balance sheets, high ROIC, and strong cash flow characteristics outpaced the rest of the small-cap market. This rally did not last long into 2013, however, as more highly levered and lower-ROIC businesses soon resumed leadership. Quality stocks for the most part acquitted themselves well in the bullish first quarter; they simply did not attract as much interest as more defensive areas. The strongest sectors for the small-cap Russell 2000 Index during the first quarter were Health Care, Consumer Discretionary, and Financials, the latter drawing much of its strength from REITs. More cyclical sectors such as Technology and Energy, which we see as featuring some of the most attractively valued, high-quality companies available over the last couple of years, lagged.
     The result was a strong opening quarter for stocks across the board. Small-caps led, showing positive returns for the third consecutive quarter. The Russell 2000 gained 12.4% compared

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to respective gains of 11.0% and 10.6% for the large-cap Russell 1000 and S&P 500 Indexes, while the more tech-oriented Nasdaq Composite rose 8.2%. Quality stocks resuming their back seat was not entirely surprising. Stocks as a whole have been on an encouraging roll since the low on June 2, 2012, so some give-back was not entirely unexpected, even if it was somewhat disappointing.

     Going into the second quarter, we were confident that the rally could last, though we also assumed that a correction would be a natural part of a longer-term bullish trend, as has been the case over the past several years. While share prices all over the globe were more volatile in the second quarter, on the domestic front a rocky market still resulted in positive returns, with strength across all asset classes. The tech-oriented Nasdaq Composite led for the quarter with a 4.2% advance. Small-cap edged out the large-cap indexes, with the Russell 2000 up 3.1% for the quarter compared to respective gains of 2.9% and 2.7% for the S&P 500 and Russell 1000 Indexes.

     One-year results were also strong for the major indexes, with the Russell 2000 leading (+24.2%), followed by the Russell 1000 (+21.2%), S&P 500 (+20.6%), and Nasdaq (+16.0%). Three-year results were even more closely aligned, offering compelling evidence of just how tightly correlated equity returns have been. Average annual total returns for the three-year period ended June 30, 2013 for the Russell 2000 (+18.7%), the Russell 1000 (+18.6%), and S&P 500 (+18.5%) were within two-tenths of one another while the Nasdaq rose 17.3% over the same span. That stocks continue to perform well could be seen by the fact that trailing one-, five-, and 10-year results for the small-cap and two large-cap indexes were well ahead of their returns for the same periods ended one year prior.
     Micro-cap returns also continued their ascent. The Russell Microcap Index gained 18.3% year-to-date through June 30, 2013. Its one-year result was also strong, up 25.4%. The micro-cap index’s trailing three-, five-, and 10-year results were also fine, though it trailed the Russell 2000 in these periods. By contrast, mid-caps narrowly underperformed year-to-date—the Russell Midcap Index rose 15.5% through the end of June—but outpaced their small-cap peers for the one-, three-, 10-, 15-, 20-, and 25-year periods ended June 30, 2013. This impressive long-term record helps to explain why we think of mid-caps as the market’s stealth asset class.
     Outside the U.S., short- and intermediate-term results were far less bullish. The first quarter saw positive, though lower, returns for the Russell ex-U.S. Small Cap Index, which climbed 6.5% while the Russell ex-U.S. Large Cap Index was up 3.1%. Second-quarter results slipped into the red as the Russell ex-U.S. Small Cap Index fell 4.5% and the Russell Global ex-U.S. Large Cap Index was down 2.9%. This resulted in considerably lower year-to-date results through June 30, 2013: the Russell ex-U.S. Small Cap Index was up 1.8% while its large-cap sibling managed only a 0.1% advance. In this context it was hardly surprising that one-, three-, and five-year results for the non-U.S. indexes were also well behind their U.S. equivalents for the periods ended June 30, 2013.
We are bullish not only on stocks but, more important, on our specific approach to quality and active management.

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From our perspective, the end to the
easy money bias that has been in place
for several years presents an attractive
environment for active managers
with an absolute orientation like
us, as underlying fundamentals and
less-leveraged balance sheets should
become increasingly more important.

We have long thought that the ongoing
efforts to reflate the economy through
numerous quantitative easings and a
zero interest rate policy would have
unintended consequences. To be
sure, the actions of the Fed have been
distorting asset pricing and valuations
in the equity market in a number of
ways. Many of the fundamental qualities
we hold so dear, for example, seem
temporarily suspended in an investment
world where highly-leveraged businesses
are benefiting from the ability to
restructure their debt, lower funding
costs, and extend maturities.

The unintended consequence of
leveling the playing field has given
lower-quality companies the luxury of
time, which in a normal environment
they would not have. It would not
surprise us to see these trends reverse
as tapering is implemented and
monetary stimulus is slowly trimmed
back and ultimately withdrawn.

To be clear, our balance sheet scrutiny is
paramount to our process, particularly
our focus on risk. To that end, we have
always chosen to focus on companies
with high operating leverage. Our
measure of financial leverage centers
on the ratio of assets to stockholders’
equity, looking for a two-to-one ratio
for non-financial companies.

Continued on page 8...

Letter to Our Stockholders

Shine a Light
On an NAV (net asset value) basis, each of our three closed-end portfolios—Royce Value Trust, Micro-Cap Trust, and Focus Trust—underperformed their respective benchmarks for the year-to-date period through the end of June (see table on opposite page). Market price results for Royce Value Trust and Royce Micro-Cap Trust were better on a relative basis. These two portfolios also posted strong absolute results on an NAV basis in the first half, which somewhat mitigated our disappointment with falling behind our benchmarks. Royce Focus Trust suffered in part from a relatively high exposure to metals & mining companies, many of which struggled in the first half.
     As a group, the Funds featured in this Semiannual Review and Report had strong results from several sectors, most notably Information Technology, Financials, Industrials, and Consumer Discretionary. Royce Focus Trust and, to a lesser extent, Royce Micro-Cap Trust each paid a price for their respective exposures to the Materials sector in the form of sizable net losses. Declines for the sector in both portfolios came overwhelmingly from the metals & mining industry, and especially from precious metals mining companies, a once sterling industry that has recently become a persistent trouble spot.
     In the first quarter cyclical companies mostly lagged defensive sectors, but the second quarter offered a more eclectic, and thus encouraging, mix. Within the Russell 2000, both Consumer-oriented sectors remained strong, as did Health Care, Information Technology, and Telecommunications Services. However, the more cyclical Energy, Materials, and Industrials sectors fell, as did more high-yielding areas such as REITs and Utilities. The S&P 500 showed a similarly scrambled pattern among large-cap sector returns. Although painful in the short term, we see this growing differentiation as a very positive sign that the market is beginning to break out of its correlation groove.

Let it Loose
During the first half of 2013 the stock market displayed a broadly similar pattern of results to the first halves of 2010, 2011, and 2012. This was a model in which a robustly bullish first quarter gave way to a far more volatile second quarter, with a sudden shift in market sentiment driven primarily by global macro issues. However, this year’s first half also showed some notable differences that suggest a break with the market’s previously unyielding pattern of the last three calendar years—a pattern marked by closely correlated returns and, as a result, relatively uninspired results for many active managers. For example, during the first quarter of 2013 the market was remarkably good at tuning out a great deal of ominous political news. When Congress and the President failed to produce a long-term plan to tackle the deficit, the market mostly shrugged and continued to climb. When sequestration began to take effect in the aftermath of the stalled budget negotiations, stocks once again paused then resumed moving upward.
     This stood in stark contrast to what we saw in 2010, 2011, and most of the first half of 2012, when the markets seemed to react to little other than macro headlines that were themselves largely driven by political events. In addition, when macro issues did inspire a sell-off, year-to-date

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2013 NAV YEAR-TO-DATE TOTAL RETURNS FOR THE ROYCE FUNDS VS. RUSSELL 2000, RUSSELL MICROCAP AND THE RUSSELL 2500 as of 6/30/13

returns were not too adversely affected, with most stocks and domestic indexes escaping the more uncertain second quarter of 2013 in the black despite a 33% second-quarter spike in the CBOE Volatility Index (VIX). This increase was the largest quarterly advance for the VIX, which hit a fresh 2013 low in March before spiking higher, since the third quarter of 2011. Another significant deviation from the pattern of previous years was the pain born by the bond market. Speculation that the Fed would taper its stimulus efforts fueled a full one percentage point jump in 10-year Treasury yields during May and June. We saw an encouraging variation in performance at the stock, industry, and sector levels, which was especially pronounced in these same two months, as signals that the economy was slowly finding its way back to more historically normal—that is, less Fed-dependent—levels of growth and activity.

Happy?
All of this makes us optimistic. Our contention is that the unusual performance pattern spurred by the effects of multiple rounds of QE and zero interest rates has begun to unwind, which will set the stage for more fundamentally based value-oriented approaches to take hold of market leadership. One sign that the process has already begun is that in the space of roughly three months we have moved from an environment in which many believed that interest rates would remain low indefinitely to one in which more historically normal yields are inching closer and closer. We have argued that an unintended consequence of QE and zero interest rates has been to make life a little too easy for lower-quality companies. Highly levered businesses have been able to re-finance their obligations at record low rates and thus not pay the usual economic cost for being over-levered. This unnatural and (we believe) temporary advantage reduced the attractiveness of the conservatively capitalized businesses that have been our portfolio mainstays since the early 1970s. However, with Fed policy changing, we are moving closer to a market in which strong fundamentals are likely to be in high demand once more.
Our contention is that the unusual
performance pattern spurred by the
effects of multiple rounds of QE and
zero interest rates has begun to
unwind, which will set the stage for
more fundamentally based value-
oriented approaches to take hold
of market leadership.

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This is an important part of our
ongoing search for a company’s
“margin of safety.” If a company is
carrying too much debt, it impedes its
own ability to meet the challenge of
out-of-left-field occurrences such as
lawsuits, the loss of a major customer,
or overseas currency crises.

A conservatively capitalized company,
especially a smaller company, can
better weather these storms because
it has the necessary financial reserves
to do so, while a company with too
much debt on the balance sheet runs a
greater risk that stormy weather will
turn into a hurricane.

We also view financially strong
companies as well-positioned to grow.
The assets of these companies are
derived more from retained earnings
than paid-in capital, i.e., they have
the ability to self-fund their own
success as a business.

Of course, transitions are never easy.
Shifting back to a more normalized
yield environment is likely to be marked
by increased volatility and pockets of
uncertainty. Stock prices have begun
the transition from their reliance on
monetary policy to fundamentals,
which is a process we believe will stress
the importance of companies with
strong, less-leveraged balance sheets,
excess cash flow generation, and the
ability to self-finance.

We look forward to a more normalized
yield environment that could usher in
that long-awaited flight to quality.

Letter to Our Stockholders

     What Ben Bernanke actually said back in June about the Fed potentially tapering its bond purchases seemed entirely positive. Many of us have been waiting for the economy and the markets to return to more historically normal conditions for some time. We have been especially eager to see interest rates normalize, which would be as sure a sign as any that the economy and markets are operating at something like business as usual (and this period of QE and zero interest rates has been anything but that). We suspect an environment in which the Fed is not as intimately involved in the economy will be a healthy one for stocks. So while many investors saw the Fed’s plans to taper bond purchases as a cause for alarm, we saw it as an affirmation that the economy is healing as it grows. Within the next couple of years, it should grow even stronger. Along with more historically normal—that is, higher—rates, this would be a very welcome development for equities in our view, particularly the kind of attractively valued, well-run, financially strong small-cap businesses that remain our favorites. Guarded optimism may be as close to bliss as we can usually get, but we have seldom felt more confident about our investment approach than we do right now, looking out on the months and years to come.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President
July 31, 2013

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The Royce Funds 2013 Semiannual Report to Stockholders | 9

Royce Value Trust

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/13

January–June 2013[1]			12.42%

One-Year			24.64

Three-Year			16.17

Five-Year			6.24

10-Year			9.35

15-Year			8.39

20-Year			10.30

25-Year			10.87

Since Inception (11/26/86)			10.61

[1] Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT

2012	15.4%	2004	21.4%

2011	-10.1	2003	40.8

2010	30.3	2002	-15.6

2009	44.6	2001	15.2

2008	-45.6	2000	16.6

2007	5.0	1999	11.7

2006	19.5	1998	3.3

2005	8.4	1997	27.5

TOP 10 POSITIONS % of Net Assets

Carter’s			1.2%

HEICO Corporation			1.1

PAREXEL International			1.0

Coherent			1.0

Lincoln Electric Holdings			1.0

Reliance Steel & Aluminum			0.9

E-L Financial			0.9

Federated Investors Cl. B			0.9

On Assignment			0.8

Ethan Allen Interiors			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			28.3%

Information Technology			21.4

Financials			16.6

Consumer Discretionary			13.9

Materials			6.7

Health Care			6.6

Energy			5.0

Consumer Staples			1.8

Telecommunication Services			0.7

Diversified Investment Companies			0.7

Miscellaneous			4.9

Preferred Stock			0.1

Outstanding Line of Credit, Net of Cash and Cash Equivalents			-6.7

Manager’s Discussion
For the year-to-date period ended June 30, 2013, Royce Value Trust (RVT) gained 12.4% on an NAV (net asset value) basis and 15.9% on a market price basis compared to respective gains of 15.9% and 16.2% for its unleveraged small-cap benchmarks, the Russell 2000 and S&P SmallCap 600 Indexes, for the same period. For the bullish first quarter the Fund rose 10.6% on an NAV basis and 13.7% on a market price basis, in the latter case outperforming both of its unleveraged benchmarks as the Russell 2000 was up 12.4% and the S&P 600 SmallCap advanced 11.8%.
     The second quarter was more volatile and uncertain. The globe’s capital markets fell precipitously in late June following the announcement by Fed Chairman Ben Bernanke that the central bank was likely to slow the pace of its monthly bond purchases later in the year. Along with less-than-stellar news out of China, Brazil, Turkey, and Europe, stock prices slipped for several sessions before beginning to stabilize here in the U.S. The Fund trailed both of its benchmarks in the second quarter, gaining 1.7% on an NAV basis and 1.9% on a market price basis versus 3.1% for the Russell 2000 and 3.9% for the S&P SmallCap 600.
     Longer-term results were a bit better on a relative basis. On an NAV and market price basis, RVT outperformed the Russell 2000 for the 15-, 20-, 25-year, and since inception (11/26/86) periods ended June 30, 2013 while outpacing the S&P 600 Small-Cap for each of those periods save the 20-year span (and on a market price basis for the 15-year period). RVT’s average annual NAV total return for the since inception period ended June 30, 2013 was 10.6%.
     Ten of the Fund’s 11 equity sectors made positive contributions in the first half of 2013. Information Technology led by a sizable margin, followed by the Industrials and Financials sectors. Detracting from performance for the year-to-date period were the Materials and Diversified Investment Companies sectors, with net losses for the latter sector being relatively modest. At the industry level, capital markets, electronic equipment, instruments & components, and machinery were the top performers. Conversely, metals & mining, closed-end funds, and commercial services & supplies were the Fund’s top three detracting industries.
      At the company level, the Fund’s top performer came from the Health Care sector. PAREXEL International is a biopharmaceutical services company that provides clinical research and consulting products and services to the biotech and med-tech device industries. We first bought shares in May of 1998 and have owned shares continuously since 1999. For many years we have liked the company’s quality characteristics and its competitive advantage in the life sciences tools & services industry. The company has been moving through a previously built-up backlog, which has improved revenues and fueled interest in the stock. We took gains in April.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

PAREXEL International	0.38%

Carter’s	0.28

VistaPrint	0.24

E-L Financial	0.24

Mohawk Industries	0.21

[1] Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

10 | The Royce Funds 2013 Semiannual Report to Stockholders

Performance and Portfolio Review

      Holdings in the metals & mining industry, which is part of the Materials sector, accounted for the majority of the Fund’s net losses in the first half of the year. Four out of 10 of the Fund’s largest detractors were metals & mining companies. Additionally, 10 of the Fund’s largest 20 detractors for the period were metals & mining businesses. Several factors worked against precious metals miners in the first half. Gold and silver prices declined significantly, mine operating costs were climbing, and several firms went through management changes. For the mining industry, it has often looked as if a recovery would never happen. In many cases, valuations have reached levels that we have not seen since the late 2008-early 2009 lows. We chose to add shares of two closed-end funds—Central Fund of Canada, which invests primarily in gold and silver bullion, and ASA Gold and Precious Metals, which invests primarily in companies involved in gold mining. We parted ways with Hochschild Mining and reduced our position in Major Drilling Group International, a contract drilling services business.
     The Board of Directors of the Fund (the “Board”) has approved, subject to stockholder approval, the contribution of a portion of the Fund’s assets to a newly formed closed-end investment company, Royce Global Value Trust, Inc. (“Royce Global Value Trust”) in exchange for Royce Global Value Trust’s common shares.
     The Fund would contribute to the Royce Global Value Trust approximately $100 million of its cash and/or securities, and would then distribute all of the shares of Royce Global Value Trust pro rata to the Common Stockholders of the Fund. The transaction is expected to be voted upon at a Special Meeting of the Fund’s Common Stockholders on September 5, 2013. The amount of capital and the number of Royce Global Value Trust’s shares to be distributed and the record and distribution dates will be announced at a later time. The distribution will be made only by means of a prospectus and this stockholder report does not constitute an offer of any securities for sale.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Central Fund of Canada Cl. A	-0.15%

ASA Gold and Precious Metals	-0.12

GrafTech International	-0.11

Hochschild Mining	-0.11

Major Drilling Group International	-0.09

[1] Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/26/86) through 6/30/13

[1] Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all annual distributions and fully participated in primary subscriptions of the Fund’s rights offerings.

[2] Reflects the actual market price of one share as it traded on the NYSE.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Total Net Assets	$1,201 million

Number of Holdings	532

Turnover Rate	18%

Symbol
Market Price	RVT
NAV	XRVTX

Net Leverage[1]	7%

Average Market Capitalization[2]	$1,590 million

Weighted Average P/E Ratio[3,4]	17.3x

Weighted Average P/B Ratio[3]	1.8x

U.S. Investments (% of Net Assets)	83.3%

Non-U.S. Investments (% of Net Assets)	23.4%

[1] Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 6/30/13).

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Semiannual Report to Stockholders | 11

Royce Micro-Cap Trust

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/13

January–June 2013[1]			13.43%

One-Year			25.00

Three-Year			17.06

Five-Year			7.39

10-Year			9.89

15-Year			8.92

Since Inception (12/14/93)			10.86

[1] Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RMT	Year	RMT

2012	17.3%	2004	18.7%

2011	-7.7	2003	55.5

2010	28.5	2002	-13.8

2009	46.5	2001	23.4

2008	-45.5	2000	10.9

2007	0.6	1999	12.7

2006	22.5	1998	-4.1

2005	6.8	1997	27.1

TOP 10 POSITIONS % of Net Assets

Quaker Chemical			1.3%

Tennant Company			1.2

Integrated Electrical Services			1.2

Flexsteel Industries			1.2

Exponent			1.2

Seneca Foods			1.2

Computer Task Group			1.2

Drew Industries			1.1

Kennedy-Wilson Holdings			1.1

Universal Electronics			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			29.4%

Information Technology			23.5

Financials			18.3

Consumer Discretionary			11.8

Health Care			7.6

Materials			7.1

Energy			3.8

Consumer Staples			2.9

Utilities			0.1

Miscellaneous			5.0

Preferred Stock			0.4

Outstanding Line of Credit, Net of Cash and Cash Equivalents			-9.9

Manager’s Discussion
Micro-cap stocks as a whole enjoyed a solid performance in the first half of 2013. For the period ended June 30, 2013, Royce Micro-Cap Trust (RMT) gained 13.4% on an NAV (net asset value) basis and 17.3% on a market price basis compared to its unleveraged benchmarks, the Russell 2000 Index and Russell Microcap Index, which had respective gains of 15.9% and 18.3%, for the same period. During the first quarter, RMT gained 12.8% on an NAV basis, falling behind both the Russell 2000 and the Russell Microcap, which rose 12.4% and 12.6%, respectively. On a market price basis, RMT outpaced both unleveraged benchmark indexes, gaining 16.0% during the first quarter.
    Unlike the bullish first quarter, the second quarter was more volatile. Market sentiment soured in late June after the Fed announced that it would likely begin winding down its quantitative easing policies later in the year. Adding to the uncertainty was the less-than-stellar news out of China, Brazil, Turkey, and Europe, which led to a drop in stock prices for several sessions before showing signs of stabilization here in the U.S. just before the end of June. RMT trailed both the Russell 2000 and Russell Microcap indexes in the second quarter, gaining 1.8% on an NAV basis and 2.4% on a market price basis compared to respective gains of 3.1% and 5.1%.
     On a long-term NAV basis, we were pleased that the Fund outperformed the Russell 2000 for the 10-, 15-year, and since inception (12/14/93) periods ended June 30, 2013. The Fund also outpaced the Russell Microcap for the 10-year period on an NAV basis. On a market price basis, RMT outperformed the Russell 2000 for the one-, three-, 10-, 15-year, and since inception (12/14/93) periods ended June 30, 2013. The Fund also outpaced the Russell Microcap for the one-, three-, and 10-year periods. (Data for the Russell Microcap only goes back to 2000.) RMT’s average annual NAV total return for the since inception period ended June 30, 2013 was 10.9%.
     Eight of the Fund’s 10 equity sectors made positive contributions in the first half of 2013, with Materials being the lone detractor. (Utilities and Telecommunication Services were basically flat.) Industrials, Information Technology, and Financials were the Fund’s top contributing sectors, followed by the Consumer Discretionary sector, which also posted notable net gains. At the industry level, building products, electronic equipment, instruments & components, and real estate management & development were the top year-to-date performers.
      We have long believed that the capital markets area is an under-appreciated industry within the Financials sector. Over the past several years, money managers have traded at very attractive valuations, largely because of the risk-averse attitude of the market. Top-five holding Virtus Investment Partners is an investment management firm that provides services to individual and institutional clients. Being in the business ourselves, we like the company’s customer- and product-

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Virtus Investment Partners	0.59%

comScore	0.42

BofI Holding	0.38

Kennedy-Wilson Holdings	0.38

AAON	0.36

[1] Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

12 | The Royce Funds 2013 Semiannual Report to Stockholders

Performance and Portfolio Review

centric business model. We began purchasing shares at the tail end of 2010 and began significantly reducing our position in March and late June after its share price began to hit our sell targets.
     Information Technology is another sector where we are seeing broad-based opportunities. An Internet software & services company that provides digital analytics solutions domestically and in Europe through its proprietary databases, comScore has a competitive position within its industry (some of its clients include Microsoft, Comcast, and BrightRoll). The company announced healthy fiscal first-quarter revenue growth in early May from both new and existing clients. This helped to drive its share price higher, as did news in June when the company detailed its strategy to drive growth, announced a $50 million share repurchase program, and revealed that it would be launching a new analytics product. As more and more businesses increase their digital presence, the accelerated demand for real-time data will become crucial. We began trimming our position later in June.
     San Diego-based BofI Holding has been a holding in the portfolio since late August of 2006. BofI acts as the holding company for BofI Federal Bank, an Internet-based bank that provides financing for residential properties and small businesses. The company saw its web-based banking services in both the consumer and commercial markets in high demand. We were initially attracted to its online business model and steady growth. We took gains in the first half.
     Celsion Corporation develops heat-based cancer treatments, currently focused on breast and liver cancer. Although we reduced our stake between July 2012 and January 2013, we still held a small position at the end of the first half. Its stock price cratered late in January on news that an experimental treatment for liver cancer had failed. We liked its core business and were reasonably hopeful that it could recover. Our exposure to the metals & mining industry created notable net losses for the Fund in the first half. Five out of the Fund’s top-10 detractors were from the metals & mining industry. A decline in gold and silver prices and an increase in mine operating costs were some of the major reasons why the industry has descended to valuation levels close to those we saw in late 2008-early 2009. Confident in an eventual turnaround, we added shares of gold miner Vista Gold and closed-end fund ASA Gold and Precious Metals, which invests primarily in companies involved in gold mining.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Celsion Corporation	-0.32%

Vista Gold	-0.30

ASA Gold and Precious Metals	-0.20

Golden Star Resources	-0.18

PMFG	-0.14

[1] Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (12/14/93) through 6/30/13

[1] Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($7.50 IPO), reinvested distributions and fully participated in the primary subscription of the 1994 rights offering.

[2] Reflects the actual market price of one share as it traded on the NYSE and, prior to 12/1/03, on the Nasdaq.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Total Net Assets	$357 million

Number of Holdings	363

Turnover Rate	16%

Symbol
Market Price	RMT
NAV	XOTCX

Net Leverage[1]	10%

Average Market Capitalization[2]	$372 million

Weighted Average P/E Ratio[3,4]	18.5x

Weighted Average P/B Ratio[3]	1.6x

U.S. Investments (% of Net Assets)	96.6%

Non-U.S. Investments (% of Net Assets)	13.3%

[1] Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (21% of portfolio holdings as of 6/30/13).

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Semiannual Report to Stockholders | 13

Royce Focus Trust

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/13

January–June 2013[1]			2.60%

One-Year			14.40

Three-Year			10.57

Five-Year			1.45

10-Year			10.57

15-Year			8.90

Since Inception (11/1/96)[2]			9.90

[1] Not annualized
[2] Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

CALENDAR YEAR NAV TOTAL RETURNS

Year	FUND	Year	FUND

2012	11.4%	2004	29.3%

2011	-10.5	2003	54.3

2010	21.8	2002	-12.5

2009	54.0	2001	10.0

2008	-42.7	2000	20.9

2007	12.2	1999	8.7

2006	15.8	1998	-6.8

2005	13.3	1997	20.5

TOP 10 POSITIONS % of Net Assets

Western Digital			4.9%

Microsoft Corporation			4.2

Berkshire Hathaway Cl. B			4.0

Franklin Resources			3.3

Helmerich & Payne			3.2

Buckle (The)			3.1

Exxon Mobil			3.0

Mosaic Company (The)			2.9

Myriad Genetics			2.9

Thor Industries			2.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			19.5%

Information Technology			19.1

Financials			17.7

Energy			12.8

Consumer Discretionary			11.6

Industrials			7.4

Consumer Staples			6.4

Health Care			2.9

Cash and Cash Equivalents			2.6

Manager’s Discussion
For the six-month period ended June 30, 2013, Royce Focus Trust (FUND) gained 2.6% on an NAV (net asset value) basis and 8.6% on a market price basis compared to gains of 15.4% for the small- and mid-cap Russell 2500 Index and 15.9% for the small-cap Russell 2000 Index, for the same period. The Fund could not keep pace through the first quarter of 2013, a more or less consistently bullish period that lifted share prices across asset classes. The Fund climbed 2.3% on an NAV basis and 7.3% on a market price basis in the first quarter, lagging behind gains of 12.8% for the Russell 2500 and 12.4% for the Russell 2000.
     Following this bull run, the markets shifted to a more volatile and unsettled mode. The second quarter saw declines in the emerging markets and a slowdown in China that, combined with Fed Chairman Ben Bernanke’s announcement that the pace of the central bank’s $85 billion monthly bond purchase program was likely to slow by the end of the year, further distorted valuations and depressed asset prices. The market’s reaction to these macro headlines was swift and dramatic, though U.S. stocks generally did a better job of pushing through these challenges than many non-U.S. stocks. Most U.S. indexes finished the quarter in the black. FUND lagged both its benchmarks in the second quarter, gaining 0.2% on an NAV basis and 1.3% on a market price basis versus respective gains of 2.3% and 3.1% for the Russell 2500 and Russell 2000.
     While we were disappointed by FUND’s intermediate-term performance on a relative scale, we were generally pleased with its returns on an absolute basis, with the exception of its five-year results through the end of June. On an NAV and market price basis, FUND outperformed the Russell 2500 and the Russell 2000 for the 10-, 15-year, and since inception of our management (11/1/96) periods ended June 30, 2013. The Fund’s average annual NAV total return for the since inception period ended June 30, 2013 was 9.9%.
     Seven of the Fund’s eight equity sectors contributed positively to the Fund’s year-to-date performance, with Information Technology, Consumer Discretionary, Consumer Staples, and Financials leading by a wide margin. Computers & peripherals, specialty retail, and personal products positively impacted the Fund’s performance at the industry level, with the metals & mining industry being a large and significant detractor. Precious metals miners accounted for eight of the Fund’s ten—and nine of its 20—largest detractors for the period. Several factors worked against these holdings in the first half. Gold and silver prices declined significantly, mine operating costs were climbing, and several firms went through management changes. Warren Buffett once said, “Only when the tide goes out do you discover who’s been swimming naked.” For the mining industry, it has often looked as if the tide was never coming back in. In many cases, valuations have reached what we view as rock-bottom levels that have not been seen since the late 2008-early 2009 lows. For the most part, we have chosen to hold those companies that we think look best positioned

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/13[1]

Western Digital	1.75%

GameStop Corporation Cl. A	1.17

Nu Skin Enterprises Cl. A	1.10

Microsoft Corporation	1.05

Berkshire Hathaway Cl. B	0.81

[1] Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2013.

14 | The Royce Funds 2013 Semiannual Report to Stockholders

Performance and Portfolio Review

for an eventual turnaround. We held our positions in Allied Nevada Gold, Pretium Resources, and Seabridge Gold while we doubled our stake in Fresnillo in May.
     Outside the metals & mining industry, we also added shares of Apple in January. We first purchased shares following Steve Jobs’ death in October 2011. Near the end of 2012, we were struck by how attractive its valuation appeared, which led us to buy more shares. We are confident in the ability of this iconic, global brand to continue to surprise and delight consumers with new products, some of which we may see before the end of 2013.
     The Fund’s top contributor for the period was Irvine, CA.-based Western Digital, a manufacturer of hard disk drives. Its core business, which involves solutions for the collection, storage, management, and protection of digital content, has long interested us. The company is also one of two firms that dominate disk drive production worldwide. We began purchasing shares at the end of April 2010 when its valuation began to reach levels that we found attractive and continued to slowly add to our position as share prices remained compelling. It seemed that during this time many investors were selling based on the idea that a decline in the need for PCs would hurt its business. However, we saw opportunities in the need that cloud computing server farms would have for its products. Its shares began to gradually rebound in February 2013, following news in January of solid EPS (earnings per share) growth, and again in March on reports that global demand for data storage would remain strong.
      GameStop Corporation is a video game retailer that sells new and pre-owned gaming products, hardware, and software. Over the last couple of years there have been concerns over the viability of its business model as downloadable games and mobile applications have become more and more available. However, announcements from Microsoft and Sony that each would be introducing updated gaming consoles mollified worries. In addition to the updated consoles, the company’s video game exchange business should continue to thrive as new games are introduced with the release of the new consoles and older games from outdated systems should be harder to find. We began significantly trimming our position in early February and mid-April.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/13[1]

Allied Nevada Gold	-1.73%

Pretium Resources	-0.78

Apple	-0.72

Fresnillo	-0.70

Seabridge Gold	-0.70

[1] Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/1/96)[3] through 6/30/13

[1] Reflects the cumulative total return experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the 2005 rights offering.
[2] Reflects the actual market price of one share as it traded on Nasdaq.
[3] Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Total Net Assets	$166 million

Number of Holdings	54

Turnover Rate	13%

Symbol
Market Price	FUND
NAV	XFUNX

Average Market Capitalization[1]	$6,326 million

Weighted Average P/E Ratio[2,3]	14.8x

Weighted Average P/B Ratio[2]	1.8x

U.S. Investments (% of Net Assets)	71.6%

Non-U.S. Investments (% of Net Assets)	25.8%

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings, or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 6/30/13).

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Semiannual Report to Stockholders | 15

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
History		Invested	Price[1]	Shares	Value[2]	Value[2]

Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866
2012	Annual distribution total $0.80		13.063	714	186,540	162,556
2013	Year-to-Date distribution total $0.38		14.943	310

6/30/13		$21,922		12,423	$209,700	$188,333

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

16 | The Royce Funds 2013 Semiannual Report to Stockholders

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
	History	Invested	Price[1]	Shares	Value[2]	Value[2]

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596
2012	Annual distribution total $0.51		9.084	285	57,501	49,669
2013	Year-to-Date distribution total $0.27		10.657	134

6/30/13		$8,900		5,390	$65,219	$58,266

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Year-to-Date distribution total $0.19		6.985	106
6/30/13		$7,044		3,977	$30,424	$27,759

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

The Royce Funds 2013 Semiannual Report to Stockholders  |  17

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if Computershare is properly notified.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2013.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43010, Providence, RI 02940-3010, telephone (800) 426-5523.

18  |   The Royce Funds 2013 Semiannual Report to Stockholders

Royce Value Trust	June 30, 2013 (unaudited)

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 106.6%

Consumer Discretionary – 13.9%
Auto Components - 0.4%
China XD Plastics [1]	109,700	$450,867
Drew Industries	40,991	1,611,766
Gentex Corporation [2]	97,400	2,245,070
Minth Group	356,100	560,133

		4,867,836

Automobiles - 0.9%
Thor Industries [2]	114,500	5,631,110
Winnebago Industries [1]	222,500	4,670,275

		10,301,385

Distributors - 1.0%
Genuine Parts	7,700	601,139
LKQ Corporation [1]	368,000	9,476,000
Weyco Group	97,992	2,469,398

		12,546,537

Diversified Consumer Services - 1.1%
Career Education [1]	28,900	83,810
MegaStudy	52,150	2,817,438
Regis Corporation [2]	233,800	3,838,996
Sotheby’s [2,3]	156,500	5,932,915
Universal Technical Institute	110,432	1,140,763

		13,813,922

Hotels, Restaurants & Leisure - 0.4%
Ambassadors Group	32,100	113,955
CEC Entertainment	64,100	2,630,664
Lotto24 [1]	74,716	495,996
Net Holding	142,000	184,062
Tak Sing Alliance Holdings	1,178,500	243,113
Tipp24 [1]	16,300	938,423

		4,606,213

Household Durables - 2.6%
Blyth	29,600	413,216
Desarrolladora Homex ADR [1]	14,100	52,593
Ekornes	125,000	1,996,099
Ethan Allen Interiors	345,800	9,959,040
Hanssem	49,100	1,317,731
Harman International Industries [2,3]	151,600	8,216,720
Mohawk Industries [1,2,3]	79,700	8,965,453

		30,920,852

Internet & Catalog Retail - 0.3%
Manutan International	45,000	1,927,092
NutriSystem	63,000	742,140
Takkt	75,000	1,132,435

		3,801,667

Leisure Equipment & Products - 0.5%
Arctic Cat	7,000	314,860
Beneteau [1]	175,000	1,933,925
Nautilus [1]	119,200	1,035,848
Shimano	32,000	2,716,677

		6,001,310

Media - 1.2%
Global Mediacom	4,044,000	876,030
Media Chinese International	2,650,000	964,551
Morningstar [2]	98,900	7,672,662
Pico Far East Holdings	4,985,000	1,703,219
Television Broadcasts	197,800	1,370,769
Wiley (John) & Sons Cl. A	35,000	1,403,150

		13,990,381

Multiline Retail - 0.5%
Dollar Tree [1]	43,750	2,224,250
New World Department Store China	7,715,700	3,899,607

		6,123,857

Specialty Retail - 1.7%
Advance Auto Parts	7,400	600,658
Asahi Company	7,100	104,374
Ascena Retail Group [1,2]	118,600	2,069,570
bebe stores	15,300	85,833
Beter Bed Holding	49,300	903,532
Bonjour Holdings	5,892,000	1,078,724
Dickson Concepts (International)	331,300	185,810
Hour Glass (The)	400,000	550,690
Kirkland’s [1]	29,800	514,050
Lewis Group	400,000	2,549,304
L’Occitane International	150,000	403,234
Luk Fook Holdings (International)	168,500	391,050
OSIM International	1,200,000	1,860,355
Ross Stores	4,330	280,627
Sa Sa International Holdings	886,000	873,886
Stein Mart	167,800	2,290,470
Systemax	194,000	1,825,540
TravelCenters of America LLC [1]	18,500	202,390
USS	12,000	1,523,291
West Marine [1]	131,100	1,442,100
Wet Seal (The) Cl. A [1]	63,200	297,672

		20,033,160

Textiles, Apparel & Luxury Goods - 3.3%
Anta Sports Products	1,188,200	1,041,736
Carter’s [2,3]	194,600	14,414,022
Columbia Sportswear [2,3]	10,597	663,902
Daphne International Holdings	4,991,500	4,266,817
Gildan Activewear	13,500	546,885
Grendene	175,000	1,588,948
J.G. Boswell Company [4]	2,292	1,959,660
Makalot Industrial	345,000	1,646,091
Pacific Textiles Holdings	3,670,000	4,135,585
Stella International Holdings	265,100	733,156
Texwinca Holdings	1,128,300	1,050,319
Van de Velde	50,000	2,183,517
Wolverine World Wide [2]	108,700	5,936,107

		40,166,745

Total (Cost $119,252,596)		167,173,865

Consumer Staples – 1.8%
Food & Staples Retailing - 0.3%
FamilyMart	76,000	3,241,379

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Semiannual Report to Stockholders | 19

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Consumer Staples (continued)
Food Products - 1.5%
Alico	27,000	$1,082,970
Amira Nature Foods [1]	111,461	936,272
Cal-Maine Foods	37,148	1,727,753
First Resources	1,165,900	1,632,720
Industrias Bachoco ADR	3,000	104,100
Seneca Foods Cl. A [1]	110,000	3,374,800
Seneca Foods Cl. B [1]	13,251	371,426
Super Group	480,000	1,685,207
Tootsie Roll Industries	225,520	7,167,026
Waterloo Investment Holdings [1,5]	598,676	81,959

		18,164,233

Total (Cost $15,775,797)		21,405,612

Diversified Investment Companies – 0.7%
Closed-End Funds - 0.7%
British Empire Securities and General Trust	174,909	1,266,292
Central Fund of Canada Cl. A [2,3]	389,800	5,301,280
RIT Capital Partners	64,658	1,140,762
†Royce Global Value Trust [1,5,6]	10,160	100,076

Total (Cost $7,039,516)		7,808,410

Energy – 5.0%
Energy Equipment & Services - 4.2%
Cal Dive International [1]	456,250	857,750
CARBO Ceramics [2,3]	17,200	1,159,796
†Era Group [1,2,3]	132,866	3,474,446
Helmerich & Payne [2,3]	118,400	7,394,080
ION Geophysical [1]	361,500	2,176,230
Oil States International [1,2,3]	88,823	8,228,563
Pason Systems	115,500	2,099,800
SEACOR Holdings [2,3]	108,875	9,042,069
Steel Excel [1,4]	156,880	4,549,520
Superior Energy Services [1,2]	55,900	1,450,046
TGS-NOPEC Geophysical	78,500	2,280,943
Tidewater	64,300	3,663,171
Trican Well Service	139,200	1,850,353
Unit Corporation [1]	60,200	2,563,316

		50,790,083

Oil, Gas & Consumable Fuels - 0.8%
Africa Oil [1]	74,800	501,417
Bill Barrett [1,2]	50,000	1,011,000
Cimarex Energy [2]	61,300	3,983,887
Contango Oil & Gas	12,300	415,125
Green Plains Renewable Energy [1]	59,100	787,212
Lundin Petroleum [1]	24,100	477,968
Resolute Energy [1,2]	248,334	1,981,705

		9,158,314

Total (Cost $49,419,996)		59,948,397

Financials – 16.6%
Capital Markets - 8.4%
Affiliated Managers Group [1,2,3]	42,200	6,918,268
AllianceBernstein Holding L.P. [2,3]	324,600	6,758,172
AP Alternative Assets L.P. [1]	124,555	2,621,883
ASA Gold and Precious Metals	205,501	2,609,863
Ashmore Group	746,000	3,899,718
Aurelius	14,400	346,010
Cowen Group [1]	1,274,458	3,695,928
Dubai Investments	8,500,000	3,008,440
Eaton Vance [2]	85,300	3,206,427
FBR & Co. [1]	144,050	3,638,703
Federated Investors Cl. B [2,3]	390,100	10,692,641
GAMCO Investors Cl. A	40,300	2,233,023
Jupiter Fund Management	75,000	330,464
KKR & Co. L.P.	415,000	8,158,900
Lazard Cl. A	169,800	5,459,070
MVC Capital	254,200	3,200,378
Oppenheimer Holdings Cl. A	75,000	1,428,000
Paris Orleans	226,496	5,365,695
Partners Group Holding	10,200	2,761,791
Reinet Investments [1]	164,948	2,943,598
Reinet Investments DR [1]	500,000	954,472
SEI Investments	303,900	8,639,877
Sprott	1,045,600	2,783,759
Value Partners Group	4,089,900	2,204,187
Waddell & Reed Financial Cl. A [2]	139,300	6,059,550
Westwood Holdings Group	23,460	1,006,903

		100,925,720

Commercial Banks - 1.9%
Bank of N.T. Butterfield & Son	1,784,161	2,497,826
BCB Holdings [1]	309,426	91,771
Farmers & Merchants Bank of Long Beach	1,200	5,881,200
Fauquier Bankshares	160,800	1,950,504
First Citizens BancShares Cl. A	45,527	8,743,460
Huntington Bancshares	76,000	598,880
Mechanics Bank	200	2,560,000

		22,323,641

Diversified Financial Services - 1.1%
Banca Finnat Euramerica	1,060,000	365,633
Pargesa Holding	4,300	287,031
PICO Holdings [1]	67,500	1,414,800
RHJ International [1]	622,500	2,933,202
Sofina	89,000	8,064,096
Texas Pacific Land Trust	3,800	322,088

		13,386,850

Insurance - 2.9%
Alleghany Corporation [1,2]	10,399	3,986,041
Berkley (W.R.)	5,700	232,902
eHealth [1]	38,850	882,672
E-L Financial	18,000	10,868,118
Erie Indemnity Cl. A [2]	50,000	3,984,500
Independence Holding Company	349,423	4,130,180
Platinum Underwriters Holdings	91,900	5,258,518
Primerica	135,000	5,054,400

		34,397,331

20 | 2013 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Financials (continued)
Real Estate Management & Development - 2.0%
Consolidated-Tomoka Land	60,564	$2,311,122
E-House China Holdings ADR	231,861	1,006,277
Forestar Group [1,2]	102,000	2,046,120
Kennedy-Wilson Holdings	191,000	3,178,240
Midland Holdings	7,571,100	2,830,847
St. Joe Company (The) [1,2,3]	167,000	3,515,350
Tejon Ranch [1]	342,600	9,760,674

		24,648,630

Thrifts & Mortgage Finance - 0.3%
Timberland Bancorp [6]	444,200	3,740,164
Vestin Realty Mortgage II [1]	214,230	351,337

		4,091,501

Total (Cost $179,595,212)		199,773,673

Health Care – 6.6%
Biotechnology - 0.4%
Genomic Health [1]	33,000	1,046,430
Green Cross	12,600	1,351,517
Myriad Genetics [1]	111,750	3,002,722

		5,400,669

Health Care Equipment & Supplies - 2.2%
Abaxis [2]	23,100	1,097,481
Allied Healthcare Products [1]	140,512	386,408
Analogic Corporation [2]	44,035	3,207,069
AngioDynamics [1,2]	81,950	924,396
Atrion Corporation	17,225	3,767,280
bioMerieux	17,000	1,647,211
Carl Zeiss Meditec	50,000	1,659,603
CONMED Corporation	81,500	2,546,060
DiaSorin	50,000	1,996,079
IDEXX Laboratories [1,2]	42,211	3,789,704
Kossan Rubber Industries	647,568	1,022,746
Nihon Kohden	20,100	768,088
Straumann Holding	15,000	2,251,866
Top Glove	475,000	938,123
Urologix [1,4]	142,648	21,412
West Pharmaceutical Services	1,300	91,338

		26,114,864

Health Care Providers & Services - 0.6%
Accretive Health [1]	160,000	1,729,600
Bangkok Chain Hospital	50,000	12,655
Landauer [2]	75,500	3,647,405
MWI Veterinary Supply [1,2]	10,000	1,232,400
Schein (Henry) [1]	900	86,175
VCA Antech [1,2]	27,800	725,302

		7,433,537

Life Sciences Tools & Services - 2.0%
Bio-Rad Laboratories Cl. A [1]	22,888	2,568,034
EPS Corporation	1,224	1,362,468
PAREXEL International [1]	265,500	12,197,070
PerkinElmer [2]	185,800	6,038,500
Techne Corporation	19,900	1,374,692

		23,540,764

Pharmaceuticals - 1.4%
Adcock Ingram Holdings	389,000	2,557,903
Boiron	47,500	2,473,134
Hi-Tech Pharmacal	17,700	587,640
Kalbe Farma	4,000,000	580,353
Questcor Pharmaceuticals	10,200	463,692
Recordati	275,000	3,051,554
Santen Pharmaceutical	58,500	2,518,602
Vetoquinol	91,100	3,100,874
Virbac	6,000	1,241,774

		16,575,526

Total (Cost $49,555,914)		79,065,360

Industrials – 28.3%
Aerospace & Defense - 1.9%
AeroVironment [1]	13,200	266,376
Alliant Techsystems [2]	3,200	263,456
Cubic Corporation	45,054	2,167,097
Ducommun [1]	117,200	2,491,672
HEICO Corporation [2]	210,351	10,595,380
HEICO Corporation Cl. A	64,647	2,386,121
Hexcel Corporation [1]	47,500	1,617,375
Moog Cl. A [1]	25,000	1,288,250
Teledyne Technologies [1]	24,300	1,879,605

		22,955,332

Air Freight & Logistics - 2.0%
Air Transport Services Group [1,2]	34,000	224,740
Expeditors International of Washington	175,500	6,670,755
Forward Air	209,750	8,029,230
Hub Group Cl. A [1,2,3]	149,400	5,441,148
UTi Worldwide	175,000	2,882,250

		23,248,123

Building Products - 1.1%
American Woodmark [1]	123,335	4,279,725
Apogee Enterprises [2]	21,600	518,400
Burnham Holdings Cl. B [4]	36,000	639,000
Simpson Manufacturing	275,300	8,099,326

		13,536,451

Commercial Services & Supplies - 2.3%
Brink’s Company (The)	206,320	5,263,223
CompX International Cl. A	211,100	2,946,956
Copart [1]	149,780	4,613,224
Kaba Holding	8,000	3,000,370
Kimball International Cl. B	286,180	2,778,808
Moshi Moshi Hotline	35,600	444,372
Ritchie Bros. Auctioneers [2,3]	297,800	5,723,716
Tetra Tech [1]	106,600	2,506,166

		27,276,835

Construction & Engineering - 1.7%
EMCOR Group	149,400	6,073,110
Foster Wheeler [1]	15,000	325,650
Integrated Electrical Services [1]	351,960	1,566,222
Jacobs Engineering Group [1,2]	92,620	5,106,141
KBR	180,000	5,850,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Semiannual Report to Stockholders | 21

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Industrials (continued)
Construction & Engineering (continued)
Northwest Pipe [1]	13,200	$368,280
Raubex Group	375,300	827,668

		20,117,071

Electrical Equipment - 3.1%
AZZ	48,599	1,873,977
Belden	57,800	2,885,954
Franklin Electric	209,200	7,039,580
Global Power Equipment Group	111,082	1,790,642
GrafTech International [1]	654,287	4,763,209
Graphite India	250,000	309,213
Hubbell Cl. B [2]	7,000	693,000
Powell Industries [1]	101,953	5,265,873
Preformed Line Products	91,600	6,073,996
Regal-Beloit	100,000	6,484,000
Vicor [1]	54,950	376,408

		37,555,852

Industrial Conglomerates - 0.5%
Carlisle Companies [2]	10,400	648,024
Raven Industries [2]	192,400	5,768,152

		6,416,176

Machinery - 9.1%
Armstrong Industrial	1,514,500	412,231
Astec Industries	32,000	1,097,280
Burckhardt Compression Holding	12,400	4,936,107
CB Industrial Product Holding	189,000	156,727
Chen Hsong Holdings	1,159,000	351,165
CLARCOR [2]	92,500	4,829,425
Columbus McKinnon [1]	93,900	2,001,948
Donaldson Company [2]	185,600	6,618,496
EVA Precision Industrial Holdings	3,476,000	470,575
FAG Bearings India	29,500	704,599
Graco	116,376	7,356,127
Haitian International Holdings	530,000	774,905
IDEX Corporation	67,400	3,626,794
Kennametal [2,3]	205,200	7,967,916
Lincoln Electric Holdings	204,585	11,716,583
NN	197,100	2,248,911
Nordson Corporation	74,296	5,149,456
Pfeiffer Vacuum Technology	10,000	1,036,113
PMFG [1]	388,352	2,687,396
Rational	4,000	1,340,959
RBC Bearings [1]	47,000	2,441,650
Rotork	30,000	1,218,281
Sarin Technologies	1,018,600	1,245,625
Semperit AG Holding	70,000	2,514,787
Spirax-Sarco Engineering	38,518	1,574,150
Sun Hydraulics	8,600	269,008
Timken Company (The)	45,600	2,566,368
Valmont Industries	47,900	6,854,011
WABCO Holdings [1]	103,800	7,752,822
Wabtec Corporation [2,3]	165,850	8,861,365
Woodward	220,700	8,828,000

		109,609,780

Marine - 0.7%
Clarkson	42,900	1,109,881
Kirby Corporation [1,2,3]	94,200	7,492,668

		8,602,549

Professional Services - 3.9%
Acacia Research-Acacia Technologies	60,800	1,358,880
Advisory Board (The) [1,2,3]	165,700	9,055,505
CRA International [1]	64,187	1,185,534
Equifax	7,200	424,296
Heidrick & Struggles International	300,831	5,029,894
JobStreet Corporation	723,400	892,945
ManpowerGroup	85,700	4,696,360
Michael Page International	350,000	1,974,953
Nihon M&A Center	42,100	2,347,378
On Assignment [1]	375,400	10,030,688
Robert Half International	63,472	2,109,175
Towers Watson & Company Cl. A	86,000	7,046,840
TrueBlue [1]	30,300	637,815

		46,790,263

Road & Rail - 1.1%
Landstar System [2,3]	99,400	5,119,100
Patriot Transportation Holding [1]	212,958	6,397,258
Universal Truckload Services [1]	68,916	1,661,565

		13,177,923

Trading Companies & Distributors - 0.8%
AerCap Holdings [1,2]	45,000	785,700
Lawson Products [1]	161,431	2,072,774
MISUMI Group	81,600	2,243,630
MSC Industrial Direct Cl. A [2]	56,948	4,411,192

		9,513,296

Transportation Infrastructure - 0.1%
Wesco Aircraft Holdings [1]	83,400	1,548,738

Total (Cost $194,014,034)		340,348,389

Information Technology – 21.4%
Communications Equipment - 1.5%
AAC Technologies Holdings	177,600	998,364
ADTRAN [2]	212,700	5,234,547
Bel Fuse Cl. A	36,672	508,641
Bel Fuse Cl. B	14,063	189,147
Comba Telecom Systems Holdings [1]	450,000	143,888
Comtech Telecommunications [2]	30,000	806,700
Emulex Corporation [1]	50,000	326,000
EVS Broadcast Equipment	35,000	2,430,049
Globecomm Systems [1]	183,700	2,321,968
Plantronics	16,100	707,112
Sonus Networks [1]	574,000	1,727,740
Tellabs	700,000	1,386,000
VTech Holdings	47,050	711,569

		17,491,725

Computers & Peripherals - 1.4%
Asustek Computer	50,000	430,416
Catcher Technology	84,600	440,346
Diebold	251,600	8,476,404

22 | 2013 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Information Technology (continued)
Computers & Peripherals (continued)
Intevac [1]	20,000	$113,200
STEC [1]	320,500	2,153,760
Western Digital [2]	93,200	5,786,788

		17,400,914

Electronic Equipment, Instruments & Components - 8.5%
Agilysys [1]	175,125	1,977,161
Anixter International [1,2]	61,795	4,684,679
Benchmark Electronics [1,2]	165,200	3,320,520
Broadway Industrial Group	923,400	211,271
Chroma ATE	219,982	374,331
Cognex Corporation	69,800	3,156,356
Coherent	217,540	11,979,928
Dolby Laboratories Cl. A [2,3]	128,900	4,311,705
Domino Printing Sciences	185,000	1,755,784
DTS [1]	207,000	4,260,060
FARO Technologies [1,2]	33,100	1,119,442
FEI Company [2]	88,900	6,488,811
FLIR Systems	268,240	7,234,433
Hollysys Automation Technologies [1]	42,227	524,037
IPG Photonics [2,3]	82,720	5,023,585
Maxwell Technologies [1]	53,000	378,950
Methode Electronics	40,500	688,905
Molex [2]	72,600	2,130,084
National Instruments	251,850	7,036,689
Newport Corporation [1]	523,500	7,292,355
Perceptron	357,700	2,822,253
Plexus Corporation [1]	176,100	5,263,629
Richardson Electronics	427,332	5,016,878
Rofin-Sinar Technologies [1]	289,000	7,207,660
Tech Data [1,2,3]	67,800	3,192,702
TTM Technologies [1,2]	211,400	1,775,760
Vaisala Cl. A	90,320	2,324,260

		101,552,228

Internet Software & Services - 1.5%
Akamai Technologies [1]	7,300	310,615
comScore [1]	123,000	2,999,970
QuinStreet [1]	93,428	806,284
RealNetworks [1]	165,851	1,253,833
Support.com [1]	111,100	507,727
ValueClick [1]	145,000	3,578,600
Vistaprint [1,2,3]	177,000	8,738,490

		18,195,519

IT Services - 2.7%
Computer Task Group	3,400	78,098
Convergys Corporation	121,000	2,109,030
CSE Global	949,400	636,679
eClerx Services	35,900	433,760
Fiserv [1]	1,900	166,079
Hackett Group	655,000	3,399,450
Innodata [1]	89,973	287,914
ManTech International Cl. A	35,400	924,648
MAXIMUS	94,200	7,016,016
MoneyGram International [1,2]	157,462	3,566,514
NeuStar Cl. A [1]	29,287	1,425,691
Sapient Corporation [1]	706,602	9,228,222
Sykes Enterprises [1]	91,124	1,436,114
Teradata Corporation [1]	4,700	236,081
Unisys Corporation [1]	94,000	2,074,580

		33,018,876

Office Electronics - 0.1%
Zebra Technologies Cl. A [1,2]	23,058	1,001,639

Semiconductors & Semiconductor Equipment - 3.9%
Aixtron ADR [1]	118,858	1,994,437
Analog Devices [2]	8,900	401,034
ASM Pacific Technology	15,000	165,838
ATMI [1]	110,815	2,620,775
Cabot Microelectronics [1]	41,609	1,373,513
Diodes [1]	252,450	6,556,127
Entegris [1]	48,700	457,293
Entropic Communications [1]	102,000	435,540
Exar Corporation [1]	157,576	1,697,094
Integrated Silicon Solution [1]	190,700	2,090,072
International Rectifier [1]	330,000	6,910,200
Miraial	26,170	410,572
MKS Instruments	108,200	2,871,628
Nanometrics [1,2]	149,200	2,188,764
OmniVision Technologies [1]	24,900	464,385
Power Integrations [2]	49,000	1,987,440
RDA Microelectronics ADR	72,000	797,760
Teradyne [1,2,3]	246,000	4,322,220
TriQuint Semiconductor [1]	809,967	5,613,071
Veeco Instruments [1,2]	94,200	3,336,564

		46,694,327

Software - 1.8%
ACI Worldwide [1,2,3]	131,150	6,095,852
ANSYS [1,2,3]	105,600	7,719,360
Aspen Technology [1]	42,100	1,212,059
Blackbaud [2]	31,400	1,022,698
†MICROS Systems [1]	97,600	4,211,440
SimCorp	50,000	1,483,395
TeleNav [1]	43,597	228,012

		21,972,816

Total (Cost $196,192,377)		257,328,044

Materials – 6.7%
Chemicals - 1.2%
Cabot Corporation [2]	58,000	2,170,360
Hawkins	86,178	3,394,552
Huchems Fine Chemical	62,256	1,003,030
Intrepid Potash [2]	34,966	666,102
LSB Industries [1]	31,810	967,342
Minerals Technologies [2]	67,060	2,772,260
OM Group [1]	22,200	686,424
Tronox Cl. A	23,500	473,525
Valspar Corporation (The)	1,200	77,604
Victrex	60,000	1,409,008

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Semiannual Report to Stockholders | 23

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Materials (continued)
Chemicals (continued)
W.R. Grace & Co. [1,2]	5,900	$495,836

		14,116,043

Construction Materials - 0.9%
Ash Grove Cement Cl. B [4]	50,518	9,487,280
Eternit	120,000	508,212
Mardin Cimento Sanayii	600,000	1,368,798

		11,364,290

Containers & Packaging - 0.9%
Greif Cl. A [2]	90,844	4,784,753
Mayr-Melnhof Karton	60,000	6,450,975

		11,235,728

Metals & Mining - 3.6%
AuRico Gold	132,000	576,840
Central Steel & Wire [4]	6,050	4,319,700
Endeavour Mining [1]	300,000	159,741
Fresnillo	22,500	301,833
Gabriel Resources [1]	550,000	732,148
Hecla Mining	410,000	1,221,800
IAMGOLD Corporation	510,000	2,208,300
Kimber Resources [1]	560,000	52,528
Kinross Gold	24,600	125,460
Kirkland Lake Gold [1]	90,000	378,245
Maharashtra Seamless	511,300	1,763,845
Major Drilling Group International	354,900	2,416,168
Pan American Silver	243,730	2,837,017
Pretium Resources [1]	211,000	1,392,600
Reliance Steel & Aluminum [2,3]	173,420	11,369,415
Saracen Mineral Holdings [1]	200,600	21,098
Schnitzer Steel Industries Cl. A [2]	100,000	2,338,000
Sims Metal Management ADR	186,567	1,410,447
Synalloy Corporation	178,800	2,776,764
Village Main Reef	986,600	44,913
Worthington Industries	194,500	6,167,595

		42,614,457

Paper & Forest Products - 0.1%
Qunxing Paper Holdings [5]	3,296,000	42,496
Schweitzer-Mauduit International	22,300	1,112,324

		1,154,820

Total (Cost $72,326,510)		80,485,338

Telecommunication Services – 0.7%
Wireless Telecommunication Services - 0.7%
Telephone and Data Systems	338,270	8,338,356

Total (Cost $8,279,046)		8,338,356

Miscellaneous [7] – 4.9%
Total (Cost $55,133,774)		58,480,564

TOTAL COMMON STOCKS
(Cost $946,584,772)		1,280,156,008

PREFERRED STOCK – 0.1%
Seneca Foods Conv. [1,5]
(Cost $796,468)	55,000	1,518,660

REPURCHASE AGREEMENT – 6.1%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13,
maturity value $72,466,060 (collateralized
by obligations of various U.S. Government
Agencies, 0.125%-1.50% due 12/31/13, valued at
$73,918,050) (Cost $72,466,000)		72,466,000

TOTAL INVESTMENTS – 112.8%
(Cost $1,019,847,240)		1,354,140,668

LIABILITIES LESS CASH AND OTHER ASSETS – (12.8)%		(153,575,048)

NET ASSETS – 100.0%		$ 1,200,565,620

24 | 2013 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

†	New additions in 2013.
[1]	Non-income producing.
[2]	All or a portion of these securities were pledged as collateral in connection with the revolving credit agreement at June 30, 2013. Total market value of pledged securities at June 30, 2013, was $339,962,479.
[3]	At June 30, 2013, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $146,033,748.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.
[6]	At June 30, 2013, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.
[7]	Includes securities first acquired in 2013 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2013, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,021,803,853. At June 30, 2013, net unrealized appreciation for all securities was $332,336,815, consisting of aggregate gross unrealized appreciation of $405,550,776 and aggregate gross unrealized depreciation of $73,213,961. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Semiannual Report to Stockholders | 25

Royce Value Trust	June 30, 2013 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value
Non-Affiliated Companies (cost $941,848,598)	$1,277,834,428
Affiliated Companies (cost $5,532,642)	3,840,240

Total investments at value	1,281,674,668
Repurchase agreements (at cost and value)	72,466,000
Cash and foreign currency	42,650
Receivable for investments sold	2,072,666
Receivable for dividends and interest	908,269
Prepaid expenses and other assets	481,299

Total Assets	1,357,645,552

LIABILITIES:
Revolving credit agreement	150,000,000
Payable for investments purchased	6,301,898
Payable for investment advisory fee	472,327
Payable for interest expense	20,400
Accrued expenses	285,307

Total Liabilities	157,079,932

Net Assets	$1,200,565,620

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 71,115,120 shares outstanding (150,000,000 shares authorized)	$832,908,853
Undistributed net investment income (loss)	6,661,363
Accumulated net realized gain (loss) on investments and foreign currency	53,499,501
Net unrealized appreciation (depreciation) on investments and foreign currency	334,279,920
Quarterly distributions	(26,784,017)

Net Assets (net asset value per share - $16.88)	$1,200,565,620

Investments at identified cost	$947,381,240

26 | 2013 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust	Six Months Ended June 30, 2013 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$8,330,764
Affiliated Companies	26,652
Foreign withholding tax	(423,192)
Interest	47,580
Rehypothecation income	220,756

Total income	8,202,560

Expenses:
Investment advisory fees	2,843,074
Interest expense	930,181
Stockholder reports	199,242
Custody and transfer agent fees	159,517
Administrative and office facilities	67,761
Directors’ fees	63,292
Professional fees	29,721
Other expenses	66,604

Total expenses	4,359,392
Compensating balance credits	(10)

Net expenses	4,359,382

Net investment income (loss)	3,843,178

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	39,996,189
Foreign currency transactions	(87,864)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	88,632,732
Other assets and liabilities denominated in foreign currency	(1,065)

Net realized and unrealized gain (loss) on investments and foreign currency	128,539,992

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	132,383,170

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Semiannual Report to Stockholders | 27

Royce Value Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Six months ended
	6/30/13	Year ended
	(unaudited)	12/31/12
INVESTMENT OPERATIONS:
Net investment income (loss)	$3,843,178	$16,207,117
Net realized gain (loss) on investments and foreign currency	39,908,325	62,897,553
Net change in unrealized appreciation (depreciation) on investments and foreign currency	88,631,667	75,702,882

Net increase (decrease) in net assets from investment operations	132,383,170	154,807,552

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(2,356,525)
Net realized gain on investments and foreign currency	–	(9,000,970)

Total distributions to Preferred Stockholders	–	(11,357,495)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	132,383,170	143,450,057

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(11,444,608)
Net realized gain on investments and foreign currency	–	(43,713,673)
Quarterly distributions[1]	(26,784,017)	–

Total distributions to Common Stockholders	(26,784,017)	(55,158,281)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	12,539,971	27,494,847

Total capital stock transactions	12,539,971	27,494,847

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	118,139,124	115,786,623

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	1,082,426,496	966,639,873

End of period (including undistributed net investment income (loss) of $6,661,363 at 6/30/13 and $2,818,184 at 12/31/12)	$1,200,565,620	$1,082,426,496

1  To be allocated to net investment income, net realized gains and/or return of capital at year end.

28 | 2013 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust	June 30, 2013 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$132,383,170
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(225,830,118)
Proceeds from sales and maturities of long-term investments	233,433,209
Net purchases, sales and maturities of short-term investments	2,181,000
Net (increase) decrease in dividends and interest receivable and other assets	44,358
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	24,199
Net change in unrealized appreciation (depreciation) on investments	(88,632,732)
Net realized gain on investments and foreign currency	(39,908,325)

Cash provided by operating activities	13,694,761

CASH FLOW FROM FINANCING ACTIVITIES:
Distributions paid to Common Stockholders	(26,784,017)
Reinvestment of distributions to Common Stockholders	12,539,971

Cash used for financing activities	(14,244,046)

INCREASE (DECREASE) IN CASH:	(549,285)

Cash and foreign currency at beginning of period	591,935

Cash and foreign currency at end of period	$42,650

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Semiannual Report to Stockholders | 29

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended
	June 30, 2013	Years ended December 31,
	(unaudited)	2012	2011	2010	2009	2008

NET ASSET VALUE, BEGINNING OF PERIOD	$15.40	$14.18	$16.73	$12.87	$9.37	$19.74

INVESTMENT OPERATIONS:
Net investment income (loss)	0.05	0.23	0.10	0.24	0.17	0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.83	2.02	(1.62)	3.85	3.87	(8.50)

Total investment operations	1.88	2.25	(1.52)	4.09	4.04	(8.36)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(0.04)	(0.03)	(0.20)	(0.18)	(0.01)
Net realized gain on investments and foreign currency	–	(0.13)	(0.16)	–	–	(0.20)
Return of capital	–	–	–	–	(0.02)	–

Total distributions to Preferred Stockholders	–	(0.17)	(0.19)	(0.20)	(0.20)	(0.21)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	1.88	2.08	(1.71)	3.89	3.84	(8.57)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.17)	(0.08)	(0.03)	–	(0.06)
Net realized gain on investments and foreign currency	–	(0.63)	(0.43)	–	–	(1.18)
Return of capital	–	–	(0.27)	–	(0.32)	(0.48)
Quarterly distributions[1]	(0.38)	–	–	–	–	–

Total distributions to Common Stockholders	(0.38)	(0.80)	(0.78)	(0.03)	(0.32)	(1.72)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.06)	(0.06)	(0.00)	(0.02)	(0.08)

Total capital stock transactions	(0.02)	(0.06)	(0.06)	(0.00)	(0.02)	(0.08)

NET ASSET VALUE, END OF PERIOD	$16.88	$15.40	$14.18	$16.73	$12.87	$9.37

MARKET VALUE, END OF PERIOD	$15.16	$13.42	$12.27	$14.54	$10.79	$8.39

TOTAL RETURN: [2]
Market Value	15.86%[3]	16.22%	(10.46)%	35.05%	35.39%	(48.27)%
Net Asset Value	12.42%[3]	15.41%	(10.06)%	30.27%	44.59%	(45.62)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment advisory fee expense [4]	0.49%[5]	0.56%	0.86%	0.11%	0.00%	1.27%
Other operating expenses	0.26%[5]	0.15%	0.12%	0.12%	0.16%	0.12%
Total expenses (net) [6]	0.75%[5]	0.71%	0.98%	0.23%	0.16%	1.39%
Expenses net of fee waivers and excluding interest expense	0.59%[5]	0.68%	0.98%	0.23%	0.16%	1.39%
Expenses prior to fee waivers and balance credits	0.75%[5]	0.71%	0.98%	0.23%	0.16%	1.39%
Expenses prior to fee waivers	0.75%[5]	0.71%	0.98%	0.23%	0.16%	1.39%
Net investment income (loss)	0.66%[5]	1.57%	0.63%	1.69%	1.66%	0.94%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$1,200,566	$1,082,426	$966,640	$1,105,879	$849,777	$603,234
Liquidation Value of Preferred Stock, End of Period (in thousands)			$220,000	$220,000	$220,000	$220,000
Portfolio Turnover Rate	18%	25%	26%	30%	31%	25%
PREFERRED STOCK:
Total shares outstanding			8,800,000	8,800,000	8,800,000	8,800,000
Asset coverage per share			$134.88	$150.67	$121.57	$93.55
Liquidation preference per share			$25.00	$25.00	$25.00	$25.00
Average month-end market value per share			$25.37	$25.06	$23.18	$22.51
REVOLVING CREDIT AGREEMENT:
Asset coverage	900%	822%
Asset coverage per $1,000	$9,004	$8,216

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[2]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]

The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[5]	Annualized
[6]

Expense ratios based on total average net assets including liquidation value of Preferred Stock were 0.60%, 0.82%, 0.18%, 0.12% and 1.13% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

30 | 2013 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

     Royce Value Trust, Inc. (the "Fund"), was incorporated under the laws of the State of Maryland on July 1, 1986, as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
     The Board of Directors of the Fund (the “Board”) has approved, subject to stockholder approval, the contribution of a portion of the Fund’s assets to a newly formed closed-end investment company, Royce Global Value Trust, Inc. (“RGT”). All of the RGT’s common shares would then be distributed to the Common Stockholders of the Fund.
     The Fund would contribute to RGT approximately $100 million of its cash and/or securities, and would then distribute all of the shares of RGT pro rata to the Common Stockholders of the Fund.
     RGT is a closed-end management investment company, organized as a Maryland corporation and registered under the 1940 Act, whose objective is long-term growth of capital. RGT had no operations prior to June 30, 2013, other than the sale of 10,160 common shares for $100,076 to the Fund on June 19, 2013.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level	1 – quoted prices in active markets for identical securities.
Level

2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level

3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,258,954,905	$20,976,572	$224,531	$1,280,156,008
Preferred Stocks	–	–	1,518,660	1,518,660
Cash Equivalents	–	72,466,000	–	72,466,000

     For the six months ended June 30, 2013, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Fund recognizes transfers between levels as of the end of the reporting period. At June 30, 2013, securities valued at $207,379,737 were transferred from Level 2 to Level 1 and securities valued at $21,411 were transferred from Level 1 to Level 2 within the fair value hierarchy.

2013 Semiannual Report to Stockholders | 31

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Valuation of Investments (continued):

     Level 3 Reconciliation:

			Realized and Unrealized
	Balance as of 12/31/12	Purchases	Gain (Loss)[1]	Balance as of 6/30/13
Common Stocks	$263,067	$100,076	$(138,612)	$224,531
Preferred Stocks	1,504,800	–	13,860	1,518,660

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

32 | 2013 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
     The Fund issued 839,889 and 2,103,737 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2013 and the year ended December 31, 2012, respectively.

Borrowings:
     The Fund entered into a $150,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP) on November 14, 2012. The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
     As of June 30, 2013, the Fund has outstanding borrowings of $150,000,000. During the six months ended June 30, 2013, the Fund borrowed an average daily balance of $150,000,000 at a weighted average borrowing cost of 1.23%. As of June 30, 2013, the aggregate value of rehypothecated securities was $146,033,748. During the six months ended June 30, 2013, the Fund earned $220,756 in fees from rehypothecated securities.

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600").
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of outstanding Preferred Stock, for the rolling 60-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
     For the six rolling 60-month periods ended June 2013, the Fund’s investment performance ranged from 20% to 28% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $5,686,148 and a net downward adjustment of $2,843,074 for the performance of the Fund relative to that of the S&P 600. For the six months ended June 30, 2013, the Fund accrued and paid Royce investment advisory fees totaling $2,843,074.

2013 Semiannual Report to Stockholders | 33

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2013, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $231,788,925 and $221,192,129, respectively.

Transactions in Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the six months ended June 30, 2013:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/12	12/31/12	Purchases	Sales	Gain (Loss)	Income	6/30/13	6/30/13
Royce Global Value Trust			$100,076	–	–	$–	10,160	$100,076
Timberland Bancorp	444,200	$3,082,748	–	–	–	26,652	444,200	3,740,164
		$3,082,748				$26,652		$3,840,240

34 | 2013 Semiannual Report to Stockholders

Royce Micro-Cap Trust	June 30, 2013 (unaudited)

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 109.5%

Consumer Discretionary – 11.8%
Auto Components - 1.8%
China XD Plastics [1]	75,000	$308,250
China Zenix Auto International ADR [1]	50,000	130,000
Drew Industries [2,3]	102,700	4,038,164
Fuel Systems Solutions [1]	76,000	1,359,640
Spartan Motors	79,200	484,704

		6,320,758

Distributors - 0.4%
Weyco Group	59,600	1,501,920

Diversified Consumer Services - 0.1%
Lincoln Educational Services	64,000	337,280
Spectrum Group International [1,4]	6,925	15,235

		352,515

Household Durables - 3.6%
Cavco Industries [1]	3,091	155,941
Ethan Allen Interiors [2]	81,600	2,350,080
Flexsteel Industries	172,500	4,205,550
Koss Corporation	73,400	355,990
Lifetime Brands	66,100	897,638
Natuzzi ADR [1]	409,800	889,266
Skullcandy [1]	29,700	162,162
Universal Electronics [1]	137,400	3,865,062

		12,881,689

Internet & Catalog Retail - 0.1%
CafePress [1]	73,800	462,726
Geeknet [1]	1,500	20,790

		483,516

Leisure Equipment & Products - 0.3%
Arctic Cat	8,364	376,213
Leapfrog Enterprises Cl. A [1,2]	32,800	322,752
Nautilus [1]	58,100	504,889

		1,203,854

Media - 0.8%
Rentrak Corporation [1]	105,000	2,107,350
Saga Communications Cl. A	12,100	555,511

		2,662,861

Specialty Retail - 3.1%
America’s Car-Mart [1,2,3]	83,500	3,610,540
Cache [1]	83,500	371,575
Destination Maternity	44,900	1,104,540
Lewis Group	57,000	363,276
Shoe Carnival [2]	30,728	737,779
Stage Stores [2]	6,000	141,000
Stein Mart [2]	178,900	2,441,985
Systemax [2]	84,000	790,440
West Marine [1]	115,000	1,265,000
Wet Seal (The) Cl. A [1]	80,279	378,114

		11,204,249

Textiles, Apparel & Luxury Goods - 1.6%
Crown Crafts	160,300	985,845
G-III Apparel Group [1,2]	8,100	389,772
J.G. Boswell Company [4]	2,490	2,128,950
Marimekko	25,300	337,550
Movado Group [2]	49,274	1,666,939

		5,509,056

Total (Cost $28,126,733)		42,120,418

Consumer Staples – 2.9%
Food & Staples Retailing - 0.5%
Arden Group Cl. A	16,000	1,766,240

Food Products - 2.2%
Asian Citrus Holdings	1,060,000	379,936
Calavo Growers [2]	30,323	824,482
Farmer Bros. [1]	65,700	923,742
Griffin Land & Nurseries	70,274	2,004,215
Origin Agritech [1]	121,488	167,653
Seneca Foods Cl. A [1,2]	51,400	1,576,952
Seneca Foods Cl. B [1]	42,500	1,191,275
SunOpta [1]	97,600	740,784
Waterloo Investment Holdings [1,5]	806,207	110,370

		7,919,409

Personal Products - 0.2%
Inter Parfums [2]	24,800	707,296

Total (Cost $8,501,893)		10,392,945

Energy – 3.8%
Energy Equipment & Services - 2.8%
Dawson Geophysical [1]	53,213	1,961,431
Geospace Technologies [1,2]	9,500	656,260
Global Geophysical Services [1]	35,000	165,200
Gulf Island Fabrication	29,116	557,572
Lamprell [1]	202,400	431,746
Matrix Service [1,2]	36,400	567,112
Newpark Resources [1]	64,500	708,855
North American Energy Partners [1]	50,000	211,500
Nuverra Environmental Solutions [1,2,3]	100,000	290,000
Pason Systems	139,200	2,530,668
Pioneer Energy Services [1,2]	57,500	380,650
Tesco Corporation [1,2]	50,000	662,500
Willbros Group [1]	131,100	804,954

		9,928,448

Oil, Gas & Consumable Fuels - 1.0%
Approach Resources [1,2]	12,000	294,840
Resolute Energy [1,2]	102,100	814,758
Sprott Resource	149,800	499,950
StealthGas [1]	74,500	819,500
VAALCO Energy [1,2]	100,800	576,576
Warren Resources [1]	290,000	739,500

		3,745,124

Total (Cost $10,925,526)		13,673,572

Financials – 18.3%
Capital Markets - 6.7%
ASA Gold and Precious Metals	146,000	1,854,200
Cowen Group [1]	600,600	1,741,740

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Semiannual Report to Stockholders | 35

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
Diamond Hill Investment Group	34,479	$2,932,439
Equity Trustees	41,030	559,107
FBR & Co. [1]	53,750	1,357,725
Fiera Capital	78,000	846,972
INTL FCStone [1,2]	26,310	459,110
JZ Capital Partners	253,999	1,844,676
MVC Capital	131,200	1,651,808
NGP Capital Resources	175,231	1,074,166
Queen City Investments [4]	948	981,322
†Silvercrest Asset Management Group Cl. A [1]	96,000	1,152,000
†Sprott	522,200	1,390,282
U.S. Global Investors Cl. A	642,286	1,355,224
Urbana Corporation [1]	237,600	295,955
Virtus Investment Partners [1,2,3]	17,900	3,155,233
Westwood Holdings Group [2]	25,000	1,073,000

		23,724,959

Commercial Banks - 1.9%
Bank of N.T. Butterfield & Son	872,300	1,221,220
BCB Holdings [1]	806,207	239,109
Chemung Financial	40,000	1,339,600
Fauquier Bankshares	140,200	1,700,626
First Bancorp	40,200	702,696
Peapack-Gladstone Financial	88,868	1,555,190

		6,758,441

Consumer Finance - 0.4%
Regional Management [1]	51,400	1,285,000

Diversified Financial Services - 2.1%
Banca Finnat Euramerica	1,310,000	451,868
Bolsa Mexicana de Valores	300,000	745,980
GAIN Capital Holdings	25,000	157,750
†HF2 Financial Management Cl. A [1]	207,700	2,099,847
JSE	95,400	685,216
PICO Holdings [1,2]	45,700	957,872
RHJ International [1]	348,000	1,639,766
Warsaw Stock Exchange	52,900	605,945

		7,344,244

Insurance - 2.2%
Hallmark Financial Services [1]	138,000	1,261,320
Independence Holding Company	105,380	1,245,592
National Western Life Insurance Cl. A [2]	12,033	2,284,465
State Auto Financial [2]	117,864	2,141,589
United Fire Group [2]	38,603	958,512

		7,891,478

Real Estate Investment Trusts (REITs) - 0.4%
BRT Realty Trust [1]	228,681	1,600,767

Real Estate Management & Development - 3.5%
†Altisource Asset Management [1,4]	5,500	1,457,500
Consolidated-Tomoka Land	55,750	2,127,420
E-House China Holdings ADR	162,839	706,721
Forestar Group [1,2]	53,000	1,063,180
Kennedy-Wilson Holdings	238,200	3,963,648
Tejon Ranch [1,2,3]	112,162	3,195,496
ZipRealty [1]	25,000	78,250

		12,592,215

Thrifts & Mortgage Finance - 1.1%
Alliance Bancorp, Inc. of Pennsylvania	41,344	573,854
BofI Holding [1,2,3]	73,562	3,370,611

		3,944,465

Total (Cost $52,377,943)		65,141,569

Health Care – 7.6%
Biotechnology - 1.0%
Celsion Corporation [1]	160,000	163,200
Chelsea Therapeutics International [1]	630,000	1,449,000
Geron Corporation [1]	300,066	450,099
Halozyme Therapeutics [1]	81,622	648,079
Idenix Pharmaceuticals [1]	221,000	797,810

		3,508,188

Health Care Equipment & Supplies - 4.0%
Allied Healthcare Products [1]	140,132	385,363
AngioDynamics [1,2]	190,000	2,143,200
Atrion Corporation	10,257	2,243,308
CryoLife	74,373	465,575
DynaVox Cl. A [1,4]	20,000	2,400
Exactech [1]	111,000	2,192,250
Invacare Corporation [2]	103,300	1,483,388
Medical Action Industries [1]	125,250	964,425
STRATEC Biomedical	14,000	625,690
Synergetics USA [1]	62,850	247,629
Syneron Medical [1]	69,200	602,040
Trinity Biotech ADR	40,000	674,000
Utah Medical Products	42,300	2,296,890

		14,326,158

Health Care Providers & Services - 1.7%
CorVel Corporation [1,2]	40,000	1,170,800
Cross Country Healthcare [1]	323,200	1,667,712
Gentiva Health Services [1,2]	23,000	229,080
LHC Group [1]	8,000	156,640
PDI [1]	65,383	307,300
PharMerica Corporation [1,2]	72,000	997,920
Psychemedics Corporation	67,300	722,802
U.S. Physical Therapy	35,857	991,088

		6,243,342

Health Care Technology - 0.1%
Computer Programs and Systems	5,000	245,700

Life Sciences Tools & Services - 0.4%
Affymetrix [1]	150,000	666,000
Furiex Pharmaceuticals [1]	23,758	809,435

		1,475,435

Pharmaceuticals - 0.4%
Hi-Tech Pharmacal [2]	38,200	1,268,240

Total (Cost $23,546,335)		27,067,063

36 | 2013 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Industrials – 29.4%
Aerospace & Defense - 3.1%
AeroVironment [1,2]	15,900	$320,862
Astronics Corporation [1]	23,844	974,504
Breeze-Eastern Corporation [1]	24,233	213,251
CPI Aerostructures [1]	33,580	364,343
Ducommun [1]	128,700	2,736,162
HEICO Corporation [2]	59,025	2,973,089
Innovative Solutions and Support	157,828	1,010,099
Kratos Defense & Security Solutions [1]	72,324	468,660
SIFCO Industries	45,800	741,044
Sparton Corporation [1]	73,492	1,267,002

		11,069,016

Air Freight & Logistics - 0.1%
Pacer International [1]	35,000	220,850

Building Products - 4.5%
AAON [2,3]	109,500	3,622,260
American Woodmark [1,2]	72,000	2,498,400
Apogee Enterprises	57,900	1,389,600
Burnham Holdings Cl. A [4]	120,558	2,139,904
Griffon Corporation [2]	89,500	1,006,875
Trex Company [1,2,3]	65,000	3,086,850
WaterFurnace Renewable Energy	117,300	2,292,018

		16,035,907

Commercial Services & Supplies - 2.0%
CompX International Cl. A	107,500	1,500,700
Heritage-Crystal Clean [1]	181,990	2,658,874
Interface [2]	27,000	458,190
Team [1,2,3]	68,040	2,575,314

		7,193,078

Construction & Engineering - 2.4%
†Ameresco Cl. A [1]	122,000	1,099,220
Integrated Electrical Services [1,6]	998,500	4,443,325
Layne Christensen [1,2]	21,900	427,269
MYR Group [1,2,3]	102,600	1,995,570
Pike Electric [2]	37,900	466,170

		8,431,554

Electrical Equipment - 2.0%
AZZ	16,494	636,009
Deswell Industries	544,371	1,350,040
Encore Wire [2]	15,000	511,500
Global Power Equipment Group	48,900	788,268
Jinpan International	35,000	171,500
LSI Industries	79,812	645,679
Orion Energy Systems [1]	100,000	248,000
Powell Industries [1,2]	32,700	1,688,955
Preformed Line Products	16,000	1,060,960

		7,100,911

Industrial Conglomerates - 1.0%
Raven Industries [2]	116,800	3,501,664

Machinery - 7.3%
Alamo Group	14,200	579,644
†American Railcar Industries	50,415	1,689,407
Armstrong Industrial	585,500	159,367
CIRCOR International [2]	14,000	712,040
Columbus McKinnon [1]	5,150	109,798
Douglas Dynamics	50,000	649,000
Eastern Company (The)	39,750	636,000
FAG Bearings India	27,200	649,665
Flow International [1]	303,534	1,120,040
Foster (L.B.) Company [2]	59,200	2,555,664
Graham Corporation	51,200	1,537,536
Hurco Companies	52,666	1,515,201
Kadant	25,500	769,335
NN	164,300	1,874,663
PMFG [1]	223,245	1,544,855
Sarin Technologies	935,000	1,143,393
Semperit AG Holding	12,500	449,069
Standex International [2]	10,200	538,050
Sun Hydraulics [2]	110,687	3,462,289
Tennant Company [2,3]	92,300	4,455,321

		26,150,337

Marine - 0.3%
Clarkson	40,400	1,045,202

Professional Services - 3.7%
Advisory Board (The) [1,2,3]	53,300	2,912,845
CBIZ [1]	47,000	315,370
Exponent [2,3]	69,900	4,131,789
GP Strategies [1,2]	18,185	433,167
Heidrick & Struggles International	167,768	2,805,081
JobStreet Corporation	50,000	61,718
Kforce [2]	60,000	876,000
†RPX Corporation [1]	100,000	1,680,000

		13,215,970

Road & Rail - 2.0%
Frozen Food Express Industries [1]	157,000	252,770
Marten Transport	23,250	364,328
Patriot Transportation Holding [1]	111,681	3,354,897
Universal Truckload Services [1]	134,200	3,235,562

		7,207,557

Trading Companies & Distributors - 0.7%
Aceto Corporation	72,219	1,006,011
Houston Wire & Cable	67,375	932,470
Lawson Products [1]	50,269	645,454

		2,583,935

Transportation Infrastructure - 0.3%
Touax	49,095	1,147,085

Total (Cost $66,601,556)		104,903,066

Information Technology – 23.5%
Communications Equipment - 1.3%
Bel Fuse Cl. A	67,705	939,068
CalAmp Corporation [1]	50,700	740,220
ClearOne [1]	25,000	212,750
Extreme Networks [1]	245,000	845,250
Globecomm Systems [1]	49,200	621,888
Oplink Communications [1]	50,151	871,123

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Semiannual Report to Stockholders | 37

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Information Technology (continued)
Communications Equipment (continued)
PC-Tel	44,100	$373,968

		4,604,267

Computers & Peripherals - 0.9%
Intevac [1]	180,000	1,018,800
Rimage Corporation [1]	79,200	664,488
STEC [1]	128,900	866,208
TransAct Technologies	78,600	642,162

		3,191,658

Electronic Equipment, Instruments & Components - 7.8%
Agilysys [1]	232,000	2,619,280
Broadway Industrial Group	725,000	165,878
Checkpoint Systems [1,2]	24,900	353,331
Domino Printing Sciences	80,000	759,258
DTS [1]	102,622	2,111,961
Frequency Electronics	29,900	318,435
Hollysys Automation Technologies [1]	227,200	2,819,552
Inficon Holding	3,600	1,068,128
LRAD Corporation [1]	299,256	338,159
Maxwell Technologies [1]	232,594	1,663,047
Mesa Laboratories	51,389	2,781,687
Newport Corporation [1,2]	115,400	1,607,522
Parametric Sound [1]	25,000	406,250
Park Electrochemical [2]	14,200	340,942
PC Connection	52,100	804,945
Pulse Electronics [1]	28,620	74,984
Richardson Electronics	300,900	3,532,566
Rogers Corporation [1,2,3]	58,400	2,763,488
TTM Technologies [1,2]	114,400	960,960
Vishay Precision Group [1]	144,000	2,180,160
Zygo Corporation [1,2]	15,100	238,731

		27,909,264

Internet Software & Services - 2.7%
Bitauto Holdings ADR [1]	50,000	548,500
comScore [1]	134,000	3,268,260
Marchex Cl. B	95,000	571,900
Mediabistro [1]	75,000	117,750
RealNetworks [1]	265,200	2,004,912
Stamps.com [1,2]	18,700	736,593
Support.com [1]	465,263	2,126,252
World Energy Solutions [1]	72,920	289,492

		9,663,659

IT Services - 4.5%
Cass Information Systems [2]	29,150	1,343,815
Computer Task Group [2,3]	178,800	4,107,036
CSE Global	554,700	371,988
Dynamics Research [1]	102,000	568,140
eClerx Services	25,100	303,270
Forrester Research [2,3]	61,700	2,263,773
Hackett Group	92,400	479,556
Innodata [1]	283,832	908,262
Official Payments Holdings [1]	273,414	1,872,886
Sapient Corporation [1,2,3]	280,000	3,656,800

		15,875,526

Semiconductors & Semiconductor Equipment - 3.9%
Advanced Energy Industries [1,2]	47,900	833,939
Amtech Systems [1]	72,900	463,644
ATMI [1]	46,800	1,106,820
AXT [1]	66,200	178,740
Entropic Communications [1]	295,247	1,260,705
Exar Corporation [1,2,3]	253,208	2,727,050
GSI Technology [1]	19,171	121,161
Integrated Silicon Solution [1]	27,467	301,038
Kopin Corporation [1]	825	3,061
Kulicke & Soffa Industries [1]	87,300	965,538
LTX-Credence Corporation [1]	72,200	432,478
Miraial	22,030	345,621
MoSys [1]	442,275	1,777,945
Photronics [1]	91,000	733,460
RDA Microelectronics ADR	75,100	832,108
Rubicon Technology [1]	76,899	615,961
Rudolph Technologies [1,2]	34,800	389,760
Silicon Motion Technology ADR	72,100	763,539
Ultra Clean Holdings [1]	14,185	85,819

		13,938,387

Software - 2.4%
ACI Worldwide [1,2,3]	69,600	3,235,008
Actuate Corporation [1]	126,500	839,960
American Software Cl. A	145,996	1,268,705
BSQUARE Corporation [1]	193,875	533,157
Envivio [1]	550,000	1,111,000
Pegasystems [2]	49,000	1,622,880

		8,610,710

Total (Cost $61,517,484)		83,793,471

Materials – 7.1%
Chemicals - 3.0%
Balchem Corporation [2,3]	63,375	2,836,031
Hawkins [2]	29,697	1,169,765
KMG Chemicals	33,400	704,740
Landec Corporation [1]	75,610	998,808
OM Group [1,2]	10,200	315,384
Quaker Chemical [2,3]	76,600	4,749,966

		10,774,694

Construction Materials - 0.8%
Ash Grove Cement [4]	8,000	1,502,400
Monarch Cement	52,303	1,260,502

		2,762,902

Metals & Mining - 3.3%
AuRico Gold	91,250	398,762
Central Steel & Wire [4]	1,081	771,834
Comstock Mining [1]	375,000	618,750
Crocodile Gold [1]	980,000	111,819
Endeavour Mining [1]	622,800	331,623
Exeter Resource [1]	496,500	352,515
Geodrill [1]	177,700	119,965
Golden Star Resources [1,2,3]	468,700	196,854
Haynes International [2]	24,901	1,192,011

38 | 2013 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Materials (continued)

Metals & Mining (continued)
Hecla Mining	44,518	$132,664
Horsehead Holding Corporation [1,2]	56,888	728,735
MAG Silver [1]	74,750	436,540
†Major Drilling Group International	231,000	1,572,654
Materion Corporation	50,000	1,354,500
Midway Gold [1]	345,000	325,335
RTI International Metals [1,2]	25,000	692,750
Scorpio Mining [1]	136,000	43,967
Synalloy Corporation	58,200	903,846
Universal Stainless & Alloy Products [1]	25,000	737,000
Victoria Gold [1]	1,100,000	120,282
Vista Gold [1]	802,929	778,841

		11,921,247

Paper & Forest Products - 0.0%
Qunxing Paper Holdings [5]	1,500,000	19,340

Total (Cost $25,176,046)		25,478,183

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [1]	450,000	134,782
China Hydroelectric ADS [1]	73,100	191,522

Total (Cost $754,614)		326,304

Miscellaneous [7] – 5.0%
Total (Cost $17,206,439)		17,805,557

TOTAL COMMON STOCKS
(Cost $294,734,569)		390,702,148

PREFERRED STOCK - 0.4%
Seneca Foods Conv. [1,4]
(Cost $578,719)	45,409	1,342,290

REPURCHASE AGREEMENT – 1.7%
Fixed Income Clearing Corporation, 0.01% dated 6/28/13, due 7/1/13, maturity value $5,996,005 (collateralized by obligations of various U.S. Government Agencies, 0.12%-4.125% due 3/28/14-4/15/14, valued at $6,120,775) (Cost $5,996,000)		5,996,000

TOTAL INVESTMENTS – 111.6%
(Cost $301,309,288)		398,040,438

LIABILITIES LESS CASH
AND OTHER ASSETS – (11.6)%		(41,410,894)

NET ASSETS – 100.0%		$356,629,544

†	New additions in 2013.
[1]	Non-income producing.
[2]	All or a portion of these securities were pledged as collateral in connection with the revolving credit agreement at June 30, 2013. Total market value of pledged securities at June 30, 2013, was $125,251,442.
[3]	At June 30, 2013, a portion of these securities were rehypothecated in connection with the Fund's revolving credit agreement in the aggregate amount of $42,626,259.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]

Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund's Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[6]

At June 30, 2013, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[7]	Includes securities first acquired in 2013 and less than 1% of net assets.

Bold indicates the Fund's 20 largest equity holdings in terms of June 30, 2013, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $302,086,590. At June 30, 2013, net unrealized appreciation for all securities was $95,953,848, consisting of aggregate gross unrealized appreciation of $125,338,175 and aggregate gross unrealized depreciation of $29,384,327. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Semiannual Report to Stockholders | 39

Royce Micro-Cap Trust	June 30, 2013 (unaudited)

  Statement of Assets and Liabilities

ASSETS:
Investments at value
Non-Affiliated Companies (cost $293,420,463)	$387,601,113
Affiliated Companies (cost $1,892,825)	4,443,325

Total investments at value	392,044,438
Repurchase agreements (at cost and value)	5,996,000
Cash and foreign currency	9,290
Receivable for investments sold	6,327,454
Receivable for dividends and interest	291,546
Prepaid expenses and other assets	28,234

Total Assets	404,696,962

LIABILITIES:
Revolving credit agreement	45,000,000
Payable for investments purchased	2,741,569
Payable for investment advisory fee	204,950
Payable for interest expense	6,120
Accrued expenses	114,779

Total Liabilities	48,067,418

Net Assets	$356,629,544

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 29,463,600 shares outstanding (150,000,000 shares authorized)	$237,750,557
Undistributed net investment income (loss)	(453,678)
Accumulated net realized gain (loss) on investments and foreign currency	30,512,263
Net unrealized appreciation (depreciation) on investments and foreign currency	96,709,499
Quarterly distributions	(7,889,097)

Net Assets (net asset value per share - $12.10)	$356,629,544

Investments at identified cost	$295,313,288

40 | 2013 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust	Six Months Ended June 30, 2013 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends	$1,899,771
Foreign withholding tax	(62,000)
Interest	2,724
Rehypothecation income	59,030

Total income	1,899,525

Expenses:
Investment advisory fees	1,394,416
Interest expense	279,054
Stockholder reports	58,579
Custody and transfer agent fees	48,350
Directors’ fees	32,102
Professional fees	20,069
Administrative and office facilities	19,525
Other expenses	29,820

Total expenses	1,881,915
Compensating balance credits	(38)

Net expenses	1,881,877

Net investment income (loss)	17,648

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	22,804,221
Investments in Affiliated Companies	381,992
Foreign currency transactions	(10,862)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	19,317,138
Other assets and liabilities denominated in foreign currency	(8,796)

Net realized and unrealized gain (loss) on investments and foreign currency	42,483,693

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	42,501,341

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Semiannual Report to Stockholders | 41

Royce Micro-Cap Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Six months ended
	6/30/13	Year ended
	(unaudited)	12/31/12
INVESTMENT OPERATIONS:
Net investment income (loss)	$17,648	$4,372,284
Net realized gain (loss) on investments and foreign currency	23,175,351	23,276,212
Net change in unrealized appreciation (depreciation) on investments and foreign currency	19,308,342	22,067,176

Net increase (decrease) in net assets from investment operations	42,501,341	49,715,672

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(514,703)
Net realized gain on investments and foreign currency	–	(2,635,297)

Total distributions to Preferred Stockholders	–	(3,150,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	42,501,341	46,565,672

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(2,385,531)
Net realized gain on investments and foreign currency	–	(12,213,998)
Quarterly distributions[1]	(7,889,097)	–

Total distributions to Common Stockholders	(7,889,097)	(14,599,529)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	3,472,340	7,286,598

Total capital stock transactions	3,472,340	7,286,598

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	38,084,584	39,252,741

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	318,544,960	279,292,219

End of period (including undistributed net investment income (loss) of $(453,678) at 6/30/13 and $(471,326) at 12/31/12)	$356,629,544	$318,544,960

1 To be allocated to net investment income, net realized gains and/or return of capital at year end.

42 | 2013 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust	June 30, 2013 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$42,501,341
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(60,904,000)
Proceeds from sales and maturities of long-term investments	58,702,902
Net purchases, sales and maturities of short-term investments	6,679,000
Net (increase) decrease in dividends and interest receivable and other assets	(162,155)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(60,652)
Net change in unrealized appreciation (depreciation) on investments	(19,317,138)
Net realized gain on investments and foreign currency	(23,175,351)

Cash provided by operating activities	4,263,947

CASH FLOW FROM FINANCING ACTIVITIES:
Distributions paid to Common Stockholders	(7,889,097)
Reinvestment of distributions to Common Stockholders	3,472,340

Cash used for financing activities	(4,416,757)

INCREASE (DECREASE) IN CASH:	(152,810)

Cash and foreign currency at beginning of period	162,100

Cash and foreign currency at end of period	$9,290

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Semiannual Report to Stockholders | 43

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended
	June 30, 2013	Years ended December 31,

	(unaudited)	2012	2011	2010	2009	2008

NET ASSET VALUE, BEGINNING OF PERIOD	$10.93	$9.86	$11.34	$8.90	$6.39	$13.48

INVESTMENT OPERATIONS:
Net investment income (loss)	0.00	0.15	0.04	0.08	0.00	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.46	1.58	(0.82)	2.58	2.88	(5.70)

Total investment operations	1.46	1.73	(0.78)	2.66	2.88	(5.68)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(0.02)	(0.02)	(0.10)	(0.04)	(0.01)
Net realized gain on investments and foreign currency	–	(0.09)	(0.11)	(0.03)	–	(0.13)
Return of capital	–	–	–	–	(0.09)	–

Total distributions to Preferred Stockholders	–	(0.11)	(0.13)	(0.13)	(0.13)	(0.14)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	1.46	1.62	(0.91)	2.53	2.75	(5.82)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.08)	(0.05)	(0.06)	–	(0.09)
Net realized gain on investments and foreign currency	–	(0.43)	(0.24)	(0.02)	–	(0.83)
Return of capital	–	–	(0.24)	–	(0.22)	(0.27)
Quarterly distributions[1]	(0.27)	–	–	–	–	–

Total distributions to Common Stockholders	(0.27)	(0.51)	(0.53)	(0.08)	(0.22)	(1.19)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.04)	(0.04)	(0.01)	(0.02)	(0.08)

Total capital stock transactions	(0.02)	(0.04)	(0.04)	(0.01)	(0.02)	(0.08)

NET ASSET VALUE, END OF PERIOD	$12.10	$10.93	$9.86	$11.34	$8.90	$6.39

MARKET VALUE, END OF PERIOD	$10.81	$9.45	$8.77	$9.80	$7.37	$5.62

TOTAL RETURN: [2]
Market Value	17.31%[3]	13.95%	(4.99)%	34.10%	37.91%	(45.84)%
Net Asset Value	13.43%[3]	17.23%	(7.69)%	28.50%	46.47%	(45.45)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment advisory fee expense[4]	0.81%[5]	1.12%	0.97%	0.97%	1.38%	1.39%
Other operating expenses	0.29%[5]	0.18%	0.15%	0.15%	0.21%	0.16%
Total expenses (net)[6]	1.10%[5]	1.30%	1.12%	1.12%	1.59%	1.55%
Expenses net of fee waivers and excluding interest expense	0.93%[5]	1.27%	1.12%	1.12%	1.59%	1.55%
Expenses prior to fee waivers and balance credits	1.10%[5]	1.32%	1.15%	1.17%	1.74%	1.58%
Expenses prior to fee waivers	1.10%[5]	1.32%	1.15%	1.17%	1.74%	1.58%
Net investment income (loss)	0.01%[5]	1.46%	0.40%	0.84%	0.02%	0.15%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$356,630	$318,545	$279,292	$311,279	$243,156	$169,854
Liquidation Value of Preferred Stock, End of Period (in thousands)			$60,000	$60,000	$60,000	$60,000
Portfolio Turnover Rate	16%	28%	30%	27%	30%	42%
PREFERRED STOCK:
Total shares outstanding			2,400,000	2,400,000	2,400,000	2,400,000
Asset coverage per share			$141.37	$154.70	$126.32	$95.77
Liquidation preference per share			$25.00	$25.00	$25.00	$25.00
Average month-end market value per share			$25.41	$25.11	$23.47	$23.08
REVOLVING CREDIT AGREEMENT:
Asset coverage	893%	808%
Asset coverage per $1,000	$8,925	$8,079

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[2]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]
The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[5]	Annualized
[6]
Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.10%, 0.93%, 0.91%, 1.21% and 1.26% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

44 | 2013 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Micro-Cap Trust, Inc. (the "Fund"), was incorporated under the laws of the State of Maryland on September 9, 1993, as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –
 other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3 –
 significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$381,572,893	$8,999,545	$129,710	$390,702,148
Preferred Stocks	–	1,342,290	–	1,342,290
Cash Equivalents	–	5,996,000	–	5,996,000

For the six months ended June 30, 2013, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Fund recognizes transfers between levels as of the end of the reporting period. At June 30, 2013, securities valued at $22,013,321 were transferred from Level 2 to Level 1 and securities valued at $2,400 were transferred from Level 1 to Level 2 within the fair value hierarchy.
Level 3 Reconciliation:
		Realized and Unrealized
	Balance as of 12/31/12	Gain (Loss)[1]	Balance as of 6/30/13
Common Stocks	$197,755	$(68,045)	$129,710

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

2013 Semiannual Report to Stockholders | 45

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Repurchase Agreements:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Taxes:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 326,304 and 804,089 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2013 and the year ended December 31, 2012, respectively.

46 | 2013 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings:
The Fund entered into a $45,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP) on November 14, 2012. The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
As of June 30, 2013, the Fund has outstanding borrowings of $45,000,000. During the six months ended June 30, 2013, the Fund borrowed an average daily balance of $45,000,000 at a weighted average borrowing cost of 1.23%. As of June 30, 2013, the aggregate value of rehypothecated securities was $42,626,259. During the six months ended June 30, 2013, the Fund earned $59,030 in fees from rehypothecated securities.

Investment Advisory Agreement:
As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of outstanding Preferred Stock, for the rolling 36-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
For the six rolling 36-month periods ended June 2013, the Fund’s investment performance ranged from 4% to 8% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $1,743,313 and a net downward adjustment of $348,897 for the performance of the Fund relative to that of the Russell 2000. For the six months ended June 30, 2013, the Fund accrued and paid Royce investment advisory fees totaling $1,394,416.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2013, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $63,462,427 and $60,328,900, respectively.

Transactions in Affiliated Companies:
An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the six months ended June 30, 2013:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/12	12/31/12	Purchases	Sales	Gain (Loss)	Income	6/30/13	6/30/13
Integrated Electrical Services	1,099,679	$5,124,504	–	$187,181	$381,992	–	998,500	$4,443,325
		$5,124,504			$381,992			$4,443,325

2013 Semiannual Report to Stockholders | 47

Royce Focus Trust

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 97.4%

Consumer Discretionary – 11.6%
Automobiles - 2.7%
Thor Industries	90,000	$4,426,200

Household Durables - 1.6%
Garmin	75,000	2,712,000

Specialty Retail - 7.3%
Buckle (The)	100,000	5,202,000
GameStop Corporation Cl. A	100,000	4,203,000
† Signet Jewelers	40,000	2,697,200

		12,102,200

Total (Cost $14,094,677)		19,240,400

Consumer Staples – 6.4%
Food Products - 4.0%
Cal-Maine Foods	45,000	2,092,950
Industrias Bachoco ADR	85,000	2,949,500
Sanderson Farms	25,000	1,660,500

		6,702,950

Personal Products - 2.4%
Nu Skin Enterprises Cl. A	65,000	3,972,800

Total (Cost $7,703,781)		10,675,750

Energy – 12.8%
Energy Equipment & Services - 9.8%
Helmerich & Payne	85,000	5,308,250
Pason Systems	220,000	3,999,620
† TGS-NOPEC Geophysical	50,000	1,452,830
Trican Well Service	250,000	3,323,191
Unit Corporation [1]	50,000	2,129,000

		16,212,891

Oil, Gas & Consumable Fuels - 3.0%
Exxon Mobil	55,000	4,969,250

Total (Cost $16,781,514)		21,182,141

Financials – 17.7%
Capital Markets - 11.2%
† Artisan Partners Asset Management [1]	30,000	1,497,300
Ashmore Group	550,000	2,875,127
† Federated Investors Cl. B	110,000	3,015,100
Franklin Resources	40,000	5,440,800
Partners Group Holding	7,000	1,895,347
Sprott	600,000	1,597,413
Value Partners Group	4,300,000	2,317,417

		18,638,504

Insurance - 4.1%
Berkshire Hathaway Cl. B [1]	60,000	6,715,200

Real Estate Management & Development - 2.4%
Kennedy-Wilson Holdings	240,000	3,993,600

Total (Cost $22,975,393)		29,347,304

Health Care – 2.9%
Biotechnology - 2.9%
Myriad Genetics [1]	180,000	4,836,600

Total (Cost $4,565,125)		4,836,600

Industrials – 7.4%
Construction & Engineering - 2.0%
Jacobs Engineering Group [1]	60,000	3,307,800

Electrical Equipment - 0.6%
GrafTech International [1]	150,000	1,092,000

Machinery - 3.2%
Lincoln Electric Holdings	45,000	2,577,150
Semperit AG Holding	75,000	2,694,415

		5,271,565

Road & Rail - 1.6%
Patriot Transportation Holding [1]	90,000	2,703,600

Total (Cost $9,961,915)		12,374,965

Information Technology – 19.1%
Computers & Peripherals - 9.6%
Apple	10,000	3,960,800
SanDisk Corporation [1]	65,000	3,971,500
Western Digital	130,000	8,071,700

		16,004,000

Semiconductors & Semiconductor Equipment - 5.3%
Analog Devices	70,000	3,154,200
Cirrus Logic [1]	140,000	2,430,400
MKS Instruments	120,000	3,184,800

		8,769,400

Software - 4.2%
Microsoft Corporation	200,000	6,906,000

Total (Cost $24,702,472)		31,679,400

Materials – 19.5%
Chemicals - 4.5%
LSB Industries [1]	20,000	608,200
Mosaic Company (The)	90,000	4,842,900
Westlake Chemical	20,000	1,928,200

		7,379,300

Metals & Mining - 13.6%
Alamos Gold	160,000	1,938,196
Allied Nevada Gold [1]	120,000	777,600
Endeavour Mining [1]	450,000	239,612
Fresnillo	120,000	1,609,773
Globe Specialty Metals	200,000	2,174,000
Major Drilling Group International	250,000	1,702,006
Nucor Corporation	45,000	1,949,400
Pan American Silver	200,000	2,328,000
Pretium Resources [1]	200,000	1,320,000
† Randgold Resources ADR	25,000	1,601,250
Reliance Steel & Aluminum	60,000	3,933,600
Schnitzer Steel Industries Cl. A	75,000	1,753,500
Seabridge Gold [1]	135,000	1,273,050

		22,599,987

48 | 2013 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2013 (unaudited)

	SHARES	VALUE
Materials (continued)
Paper & Forest Products - 1.4%
Stella-Jones	25,000	$2,330,512

Total (Cost $36,994,746)		32,309,799

TOTAL COMMON STOCKS
(Cost $137,779,623)		161,646,359

REPURCHASE AGREEMENT – 2.6%
Fixed Income Clearing Corporation,
0.01% dated 6/28/13, due 7/1/13,
maturity value $4,219,004 (collateralized
by obligations of various U.S. Government
Agencies, 4.125% due 4/15/14, valued at
$4,305,619)
(Cost $4,219,000)		4,219,000

TOTAL INVESTMENTS – 100.0%
(Cost $141,998,623)		165,865,359

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.0%		59,405

NET ASSETS – 100.0%		$165,924,764

†	New additions in 2013.
[1]	Non-income producing.

Bold indicates the Fund's 20 largest equity holdings in terms of June 30, 2013, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $141,998,623. At June 30, 2013, net unrealized appreciation for all securities was $23,866,736, consisting of aggregate gross unrealized appreciation of $38,177,000 and aggregate gross unrealized depreciation of $14,310,264.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Semiannual Report to Stockholders | 49

Royce Focus Trust	June 30, 2013 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Total investments at value	$161,646,359
Repurchase agreements (at cost and value)	4,219,000
Cash and foreign currency	33,764
Receivable for dividends and interest	212,537
Prepaid expenses and other assets	18,462

Total Assets	166,130,122

LIABILITIES:
Payable for investment advisory fee	139,678
Accrued expenses	65,680

Total Liabilities	205,358

Net Assets	$165,924,764

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 21,697,322 shares outstanding (150,000,000 shares authorized)	$139,674,114
Undistributed net investment income (loss)	576,211
Accumulated net realized gain (loss) on investments and foreign currency	5,886,145
Net unrealized appreciation (depreciation) on investments and foreign currency	23,863,287
Quarterly distributions	(4,074,993)

Net Assets (net asset value per share - $7.65)	$165,924,764

Investments at identified cost	$137,779,623

50 | 2013 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust	Six Months Ended June 30, 2013 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends	$1,583,731
Foreign withholding tax	(69,410)
Interest	280
Securities lending	1,673

Total income	1,516,274

Expenses:
Investment advisory fees	829,539
Stockholder reports	37,887
Custody and transfer agent fees	25,735
Directors’ fees	19,948
Professional fees	14,132
Administrative and office facilities	9,919
Other expenses	25,337

Total expenses	962,497
Compensating balance credits	(8)

Net expenses	962,489

Net investment income (loss)	553,785

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	4,592,222
Foreign currency transactions	7,172
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(1,071,659)
Other assets and liabilities denominated in foreign currency	(1,612)

Net realized and unrealized gain (loss) on investments and foreign currency	3,526,123

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	4,079,908

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Semiannual Report to Stockholders | 51

Royce Focus Trust

Statement of Change in Net Assets Applicable to Common Stockholders

	Six months ended
	6/30/13	Year ended
	(unaudited)	12/31/12
INVESTMENT OPERATIONS:
Net investment income (loss)	$553,785	$1,179,309
Net realized gain (loss) on investments and foreign currency	4,599,394	10,385,671
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,073,271)	6,238,326

Net increase (decrease) in net assets from investment operations	4,079,908	17,803,306

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(119,929)
Net realized gain on investments and foreign currency	–	(1,192,581)

Total distributions to Preferred Stockholders	–	(1,312,510)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	4,079,908	16,490,796

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(874,175)
Net realized gain on investments and foreign currency	–	(8,693,633)
Quarterly distributions[1]	(4,074,993)	–

Total distributions to Common Stockholders	(4,074,993)	(9,567,808)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	2,331,705	5,809,237

Total capital stock transactions	2,331,705	5,809,237

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	2,336,620	12,732,225

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	163,588,144	150,855,919

End of period (including undistributed net investment income (loss) of $576,211 at 6/30/13 and $22,426 at 12/31/12)	$165,924,764	$163,588,144

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.

52 | 2013 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

	Six months ended
	June 30, 2013	Years ended December 31,

	(unaudited)	2012	2011	2010	2009	2008

NET ASSET VALUE, BEGINNING OF PERIOD	$7.66	$7.36	$8.72	$7.16	$4.76	$8.92

INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	0.06	0.02	(0.01)	0.03	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.16	0.81	(0.86)	1.65	2.54	(3.67)

Total investment operations	0.19	0.87	(0.84)	1.64	2.57	(3.60)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(0.01)	–	(0.05)	(0.08)	(0.01)
Net realized gain on investments and foreign currency	–	(0.06)	(0.07)	(0.03)	–	(0.07)

Total distributions to Preferred Stockholders	–	(0.07)	(0.07)	(0.08)	(0.08)	(0.08)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	0.19	0.80	(0.91)	1.56	2.49	(3.68)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.04)	–	–	(0.00)	(0.07)
Net realized gain on investments and foreign currency	–	(0.42)	(0.29)	–	–	(0.37)
Return of capital	–	–	(0.12)	–	(0.09)	(0.03)
Quarterly distributions[1]	(0.19)	–	–	–	–	–

Total distributions to Common Stockholders	(0.19)	(0.46)	(0.41)	–	(0.09)	(0.47)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.01)	(0.04)	(0.04)	–	(0.00)	(0.01)

Total capital stock transactions	(0.01)	(0.04)	(0.04)	–	(0.00)	(0.01)

NET ASSET VALUE, END OF PERIOD	$7.65	$7.66	$7.36	$8.72	$7.16	$4.76

MARKET VALUE, END OF PERIOD	$6.98	$6.60	$6.30	$7.57	$6.33	$4.60

TOTAL RETURN:[2]
Market Value	8.65%[3]	12.14%	(11.75)%	19.59%	40.84%	(44.94)%
Net Asset Value	2.60%[3]	11.42%	(10.51)%	21.79%	53.95%	(42.71)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment advisory fee expense	1.00%[4]	1.14%	1.15%	1.17%	1.16%	1.13%
Other operating expenses	0.16%[4]	0.19%	0.18%	0.20%	0.26%	0.21%
Total expenses (net)[5]	1.16%[4]	1.33%	1.33%	1.37%	1.42%	1.34%
Expenses prior to fee waivers and balance credits	1.16%[4]	1.33%	1.33%	1.37%	1.48%	1.39%
Expenses prior to fee waivers	1.16%[4]	1.33%	1.33%	1.37%	1.48%	1.39%
Net investment income (loss)	0.67%[4]	0.74%	0.27%	(0.15)%	0.49%	0.72%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$165,925	$163,588	$150,856	$172,291	$141,497	$92,550
Liquidation Value of Preferred Stock, End of Period (in thousands)			$25,000	$25,000	$25,000	$25,000
Portfolio Turnover Rate	13%	16%	33%	36%	46%	51%
PREFERRED STOCK:
Total shares outstanding			1,000,000	1,000,000	1,000,000	1,000,000
Asset coverage per share			$175.86	$197.29	$166.48	$117.55
Liquidation preference per share			$25.00	$25.00	$25.00	$25.00
Average month-end market value per share			$25.65	$25.38	$23.56	$22.89

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase and sale dates instead of market value.
[3]	Not annualized
[4]	Annualized
[5]	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.17%, 1.16%, 1.17%, 1.16% and 1.14% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Semiannual Report to Stockholders | 53

Royce Focus Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce Focus Trust, Inc. (the "Fund"), is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     At June 30, 2013, officers, employees of Royce, Fund directors, the Royce retirement plans and other affiliates owned 26% of the Fund.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund's Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.
Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$161,646,359	$–	$–	$161,646,359
Cash Equivalents	–	4,219,000	–	4,219,000

     For the six months ended June 30, 2013, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Fund recognizes transfers between levels as of the end of the reporting period. At June 30, 2013, securities valued at $27,842,628 were transferred from Level 2 to Level 1 within the fair value hierarchy.

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

54 | 2013 Semiannual Report to Stockholders

Royce Focus Trust

Notes to Financial Statements (unaudited) (continued)

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
     The Fund issued 333,222 and 869,648 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2013 and the year ended December 31, 2012, respectively.

2013 Semiannual Report to Stockholders | 55

Royce Focus Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement:
     The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. For the six months ended June 30, 2013, the Fund accrued and paid Royce investment advisory fees totaling $829,539.

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2013, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $21,489,038 and $23,913,883, respectively.

56 | 2013 Semiannual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds,745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director1, President
Age: 73  |  Number of Funds Overseen: 34  |  Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), The Royce Funds’ investment adviser.

W. Whitney George, Director1, Vice President
Age: 55  |  Number of Funds Overseen: 3  |  Tenure: Since April 2013
Non-Royce Directorships: None

Principal Occupation(s) During Past 5 Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Patricia W. Chadwick, Director
Age: 64  |  Number of Funds Overseen: 34  |  Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Director
Age: 75  |  Number of Funds Overseen: 34  |  Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Director
Age: 73  |  Number of Funds Overseen: 34  |  Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Director
Age: 71  |  Number of Funds Overseen: 48 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 73  |  Number of Funds Overseen: 34  |  Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 67   |  Number of Funds Overseen: 48  |  Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 61  |  Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of The Royce Funds; and President of Royce Fund Services, Inc. (“RFS”), having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 54 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 51  |  Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 46  |  Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 53  |  Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Director.

Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

The Royce Funds 2013 Semiannual Report to Stockholders | 57

Board Approval of Investment Advisory Agreements

At meetings held on June 11-12, 2013, the Funds’ respective Boards of Directors, including all of the non-interested directors, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Value Trust, Inc., Royce Micro-Cap Trust, Inc., and Royce Focus Trust, Inc. (each, a “Fund” and collectively, the “Funds”). In reaching these decisions, each Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for the Funds with other funds in their “peer group,” information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of each Board prepared by independent counsel to the non-interested directors. R&A also provided the directors with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, each Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, stockholder services, regulatory compliance, brokerage commissions and research, and brokerage and execution products and services provided to the Funds. Each Board also considered other matters it deemed important to the approval process such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Fund. The directors also met throughout the year with investment advisory personnel from R&A. Each Board, in its deliberations, recognized that, for many of the Funds’ stockholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund stockholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested directors received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements were considered at the same Board meetings, the Boards dealt with each agreement separately. Among other factors, the directors considered the following:

The nature, extent and quality of services provided by R&A:
Each Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuance of the relevant Fund’s Investment Advisory Agreement: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing both the Funds and open-end mutual funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on stockholder interests as exemplified by its voluntary fee waiver policy on preferred stock assets in certain circumstances where the Funds’ total return performance from the issuance of the preferred does not exceed the coupon rate on the preferred, and expansive stockholder reporting and communications. Each Board reviewed the services that R&A provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. Each Board considered the fact that R&A provided certain administrative services to the Funds pursuant to the Administration Agreement between the Funds and R&A which went into effect on January 1, 2008 and the methodology used by R&A in allocating the compensation paid to certain R&A personnel and other administrative expenses to the Funds pursuant to that Agreement. Each Board determined that the services to be provided to the Funds by R&A would be the same as those that R&A previously provided to the Funds. The Boards also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, each Board noted R&A’s ability to attract and retain quality and experienced personnel. The directors concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for the Funds.

Investment performance of the Funds and R&A:
In light of R&A’s risk-averse approach to investing, each Board believes that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the Boards have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. Each Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. Using Morningstar data, the Sharpe Ratio for Royce Value Trust, Inc. (“RVT”) placed in the 4th quartile within the Small Blend category assigned by Morningstar for the 3-year and 5-year periods and the 3rd quartile for the 10-year period ended December 31, 2012, as the Fund’s use of leverage through preferred stock created higher volatility and adversely affected investment performance. Using Morningstar data, as measured against its peer group, the Sharpe Ratio for Royce Micro-Cap Trust, Inc. (“RMT”) placed in the 3rd quartile, 4th quartile, and 61st percentile within the Small Blend category assigned by Morningstar for the 3-year, 5-year, and 10-year periods ended December 31, 2012, respectively, as the Fund’s use of leverage through preferred stock created higher volatility and adversely affected investment performance. Finally, using Morningstar data, the concentrated portfolio of Royce Focus Trust, Inc. (“RFT”) led to its bottom quartile performance in its category as measured by Sharpe Ratio for the 3-year period, 3rd quartile performance for the 5-year period, and 2nd quartile performance for the 10-year period ended December 31, 2012.
     In addition to each Fund’s risk-adjusted performance, the directors also reviewed and considered each Fund’s absolute total returns, down market performance, and long-term performance records over periods of 10 years or longer. Each Board also considered it important to look beyond the current snapshot of performance as of December 31, 2012 and therefore examined extended performance histories for each Fund since its inception using monthly rolling average return periods through March 31, 2013.
     Each Board noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which had outperformed their benchmark indexes and their competitors over longer-term periods. Although each Board recognized that past performance is not necessarily an indicator of future results, it found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the relevant Fund. The directors determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the continuation of its Investment Advisory Agreement.

58 | The Royce Funds 2013 Semiannual Report to Stockholders

Cost of the services provided and profits realized by R&A from its relationship with the Funds:
Each Board considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, each Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. Each Board concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:
Each Board considered whether there have been economies of scale in respect of the management of the Funds, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Each Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. Each Board concluded that the current fee structure for each Fund was reasonable, that stockholders sufficiently participated in economies of scale and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:
Each Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. In the case of RVT, its Board noted that it had a 1.00% basic fee that is subject to adjustment up or down (up to 0.50% in either direction) based on its performance versus the S&P 600 SmallCap Index over a rolling period of 60 months. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The Board determined that the performance adjustment feature continued to serve as an appropriate incentive to R&A to manage RVT for the benefit of its long-term common stockholders. The Board noted that R&A had also agreed to waive its management fee on that portion of RVT’s assets equal to the liquidation preference of RVT’s preferred stock that was redeemed in November 2012 if the Fund’s total return from issuance of the preferred on such amount is less than the preferred stock’s fixed dividend rate. The Board also noted that the fee arrangement, which also includes a provision for no fee in periods where RVT’s trailing three-year performance is negative, requires R&A to measure the Fund’s performance monthly against the S&P 600, an unmanaged index. Instead of receiving a set fee regardless of its performance, R&A is penalized for poor performance. The Board noted that RVT’s expense ratio placed in the 1st quartile within its Morningstar peer group and category for 2012. In the case of RMT, its Board noted that it also had a 1.00% basic fee subject to adjustment up or down based on its performance versus the Russell 2000 Index over a rolling 36-month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and visa versa. The Board determined that the performance adjustment feature continued to serve as an incentive to R&A to manage RMT for the benefit of its long-term stockholders. The Board also noted R&A’s voluntary waiver of its fee on the liquidation value of RMT’s preferred stock that was redeemed in November 2012 in circumstances where the Fund’s total return performance from the issuance of the preferred is less than the fixed dividend rate on the preferred stock for each month during the year. The Board noted that RMT’s net expense ratio based on net assets applicable to its common stock, would rank in the 1st quartile when compared against its Morningstar peer group and category for 2012. Finally, in the case of RFT, its Board noted that RFT’s expense ratio based on average net assets fell within the 3rd quartile of its Morningstar-peer group, 7 basis points above the Morningstar peer group median.
     Each Board also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, the Funds’ base advisory fees compared favorably to the advisory fees charged to those other accounts.
     It was noted that no single factor was cited as determinative to the decision of the directors. Rather, after weighing all of considerations and conclusions discussed above, each full Board, including all the non-interested directors, approved the continuation of the existing Investment Advisory Agreements, concluding that a contract continuation on the existing terms was in the best interest of the stockholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

The Royce Funds 2013 Semiannual Report to Stockholders | 59

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2013, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2013 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
    Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
    All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2500 is an index of 2,500 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The CBOE Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 stock index option prices. The S&P 500 and SmallCap 600 are indexes of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

   The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2013. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

   Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for Royce Value Trust and Royce Micro-Cap Trust and to Nasdaq for Royce Focus Trust, respectively, the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s or Nasdaq’s Corporate Governance listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2012, filed with the Securities and Exchange Commission.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

60 | The Royce Funds 2013 Semiannual Report to Stockholders

Searching for Super Small-Cap Companies Through the Macro Noise

Portfolio Manager and Principal Chris Clark offers insights into our disciplined, long-term investment process by emphasizing the role that contrarian thinking plays in our portfolios.

Watching Man of Steel on its opening weekend, the latest movie based on the iconic Superman comic books, I was struck by the fact that one “tail risk” not regularly appearing on the seemingly endless list of macroeconomic concerns is the possibility, however slight, that a well-armed villain from another galaxy might unexpectedly show up and wreak havoc on our sometimes peaceful and unprepared planet. It may be the one global catastrophe that we have not been warned about by market pundits.
   Without giving away the plot, let’s just say that some variation of this unlikely turn of events does indeed occur, and while the film made no reference to the impact this unfriendly visit had on financial markets (sadly for me), it’s no stretch to conclude that there would probably be more sellers than buyers during the initial period of panic and uncertainty.
   Not wanting to miss the full effects of this thriller, I convinced my wife and daughters to see the movie in IMAX 3D. In hindsight, this was probably not a great call on my part. To say that the whole experience overwhelmed the senses understates the continuous visual and audio assault that exhausted more than it entertained several moviegoers, my wife and youngest daughter included.
   Other viewers had a similar experience, with several congregating outside the theater doors also attempting to regain their lost senses. I was able to make it through to the ending but felt disoriented by the whole experience. It took several hours for the effects to fully wear off.
   Clearly the theater’s supersized viewing screen and deafening Dolby Surround Sound, combined with the movie’s exhilarating action and awesome 3-D imagery, had the desired effect of hijacking the senses. However, it also had the unintended consequence of numbing the viewer to the underlying plot.
   Although no one will pay hard-earned dollars to watch the action on trading floors or Ben Bernanke’s press conferences, the corollaries to today’s investment climate are otherwise surprisingly close. Systemic risks abound and while clearly different and (perhaps) less fantastic than those depicted in the movie, they are no less unsettling when followed to their potential conclusion.
   The most dramatic systemic risks imply the end of civilization due to natural resource exhaustion, civil strife over wealth disparity, wars over unpaid liabilities (people generally like to get paid back), and religious fanaticism. Of course, risks are one thing and outcomes can be entirely different—therein lies the true challenge for today’s would-be heroic investor.
   The prognostications from market pundits through the various media outlets are overwhelming and constant. Much like the IMAX 3-D experience, the extreme noise can make the underlying plot tough to discern. And weighing the probabilities of any outcome is another challenge entirely.
   One recent favorite of the pundits has been the inherently flawed eurozone currency structure. Another doomsday scenario centers on Japanese Prime Minister Shinzo Abe’s attempt to target inflation through extreme monetary and fiscal policies. A third recent view sees China struggling with demographic and environmental catastrophe while also facing an economic hard landing that will unleash massive social upheaval in the world’s most populous country. And there’s always the old favorite involving the respective pursuits of nuclear weapons by North Korea and Iran, as well as each nation’s stated goals of annihilating their adversaries (a list that often includes the U.S.).

   The investment team at Royce is often asked to weigh in on macroeconomic issues and while we oblige, somewhat reluctantly, we always offer the same caveat—our expertise is evaluating and understanding companies, their value, quality, and future prospects, not predicting economic, political, or strategic outcomes, especially those that resemble the plot of a summer blockbuster. For us, the multitude of variables that go into that type of analysis would cause sensory and intellectual overload. Even more importantly, we might miss the underlying story.
   This is important because we invest in companies, not headlines or economic statistics. Like the best-drawn movie characters, companies can be resilient and dynamic entities that more often than not self-determine their long-term success or failure. There is no question that macroeconomic factors provide relevant inputs. Yet from our perspective they are often far less important than investors believe.
   So whether or not the investment community decides to sell everything because chaos and destruction appear imminent is less of a concern to us than which companies look likely to survive, adapt, and ultimately grow stronger in whatever the aftermath. That is our business, and we are sticking with it. All that loud noise is like Kryptonite to us.

The thoughts in this essay concerning the stock market are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements.

This page is not part of the 2013 Semiannual Report to Stockholders

About The Royce Funds

Wealth Of Experience
With approximately $36 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for 40 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, four assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees, and their families currently have approximately $168 million invested in The Royce Funds.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA/BD Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Computershare Transfer Agent and Registrar (800) 426-5523

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6. Investments.
(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE MICRO-CAP TRUST, INC.

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: August 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE MICRO-CAP TRUST, INC.		ROYCE FOCUS TRUST, INC.

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: August 27, 2013		Date: August 27, 2013